Exhibit 10.1

ABCD

Boehringer Ingelheim

Austria GmbH

MANUFACTURING AGREEMENT

FOR

CLINICAL TRIAL AND COMMERCIAL SUPPLY

B E T W E E N:

CORAUTUS GENETICS INC.

a corporation incorporated under the laws of Delaware,

having its corporate head office and principal place of business at

75 Fifth Street, NW, Suite 313,

Atlanta, GA 30308, USA

(hereinafter referred to as “Corautus”)

- and -

BOEHRINGER INGELHEIM AUSTRIA GmbH

a corporation incorporated under the laws of the Federal Republic of Austria,

having its registered seat at

Dr. Boehringer-Gasse 5 – 11

A-1121 Vienna, Austria

(hereinafter referred to as “BI Austria”)

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ABCD

Boehringer Ingelheim

Austria GmbH

TABLE OF CONTENTS

1.	DEFINITIONS	8

2.	PURPOSE AND SCOPE	12

3.	DELIVERABLES OF CORAUTUS	14

3.1	Documentation Transfer	14

3.2	Material Transfer	14

3.3	Assistance and Support by Corautus	14

4.	EQUIPMENT	15

4.1	Required Equipment	15

4.2	Ownership and Rights to Possession	15

4.3	Validation and Maintenance	16

5.	MATERIALS	16

5.1	CORAUTUS WCB	16

5.2	Resins, Raw Materials and Storage Containers	17

6.	BI AUSTRIA SERVICES	18

6.1.	BI Austria Facilities	18

6.2	BI Austria Documentation and Set-Up	18

6.3	FEASIBILITY STUDY	19

6.4	Method Transfer Services	19

6.5	Establishment of Production Process for DRUG PRODUCT	19

6.6	Implementation Batches	20

6.7	Batches for Reference Standard and Clinical Trials	21

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ABCD

Boehringer Ingelheim

Austria GmbH

6.8	Conformance Batches	21

6.9	Labeling and Packaging	21

6.10	Stability Studies	22

7.	TIMETABLE AND INCENTIVES	22

8.	DELAYED APPROVAL OF CLINICAL TRIALS	22

9.	STERILITY DRUG SUBSTANCE	23

10.	CLINICAL AND COMMERCIAL MANUFACTURE DURING PERIOD THREE	23

10.1.	Product Supply	23

10.2.	Preliminary Market Launch Date and Product Estimate	23

10.3.	Minimum and Maximum Volume	24

10.4.	Rolling Forecast	25

10.5.	Packaging/Labeling by BI Austria	25

10.6.	Warehousing at BI Austria Facilities	25

10.7.	Release	26

11.	SHIPMENT OF DRUG PRODUCT	26

11.3	Drug Product Delivery and Delivery Documents	26

11.4	Ownership and Insurance Liabilities	27

12.	DOCUMENTATION	27

13.	QUALITY CONTROL AND QUALITY MANAGEMENT	28

13.1	Validation Services	28

13.2	Quality Control	29

13.3	Quality Management	29

13.4	Change Control	30

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Boehringer Ingelheim

Austria GmbH

14.	REGULATORY	30

14.1	Regulatory Compliance	30

14.2	Manufacturing Audits and Regulatory Inspections	30

14.3	Regulatory Filings	31

15.	CORAUTUS’ ACCESS TO BI AUSTRIA FACILITIES	31

16.	DISPUTE RESOLUTION FOR NON-CONFORMING DRUG PRODUCT	32

16.1	Rejection Procedure / Confirmatory Third PARTY Testing	32

16.2	Replacement	33

16.3	Stock Build-up	33

16.4	Unforeseeable Quality Problems	33

17.	PRICES AND PAYMENTS	34

17.1	Prices for the SERVICES	34

17.2	Prices for DRUG PRODUCT during PERIOD THREE	34

17.3	Taxes	35

17.4	Currency	35

17.5	Terms of Payment	35

17.6	Accrual Accounting	36

18.	PROJECT MANAGEMENT, MEETINGS AND PLANNING	36

19.	CONFIDENTIAL INFORMATION	37

20.	INTELLECTUAL PROPERTY	39

20.1.	Ownership of INTELLECTUAL PROPERTY	39

20.2.	Ownership of INVENTIONS	39

20.3.	License Grants	39

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ABCD

Boehringer Ingelheim

Austria GmbH

21.	PROSECUTION	39

22.	INFRINGEMENT OF PARTIES CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY	40

23.	INDEMNIFICATION AND LIABILITY	40

23.1	Indemnification of BI Austria by Corautus against third party claims	40

23.2	Indemnification of Corautus by BI Austria against third party claims	41

23.3	Notification of third party claims	41

23.4	Limitation of liability for third party claims	42

23.5	Liability for non-third party claims	42

23.6	Disclaimer of consequential damages	42

23.7	Burden of proof	42

24.	INSURANCE	42

25.	REPRESENTATIONS AND WARRANTIES	43

25.1.	Representations and Warranties by BI Austria	43

25.2.	Representations and Warranties by Corautus	44

26.	TERM	44

27.	TERMINATION	44

27.1.	Termination by either PARTY	44

27.2	Termination by Corautus	45

27.3	Termination by BI Austria	46

28.	MITIGATION	47

29.	EFFECT OF TERMINATION OR EXPIRATION	47

30.	GOVERNING LAW AND ARBITRATION	48

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Boehringer Ingelheim

Austria GmbH

31.	WAIVER	49

32.	FORCE MAJEURE	49

33.	SEVERABILITY	49

34.	NOTICES	50

35.	ASSIGNMENT AND ENUREMENT	50

36.	INTEGRATION	52

37.	PUBLICITY	52

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ABCD

Boehringer Ingelheim

Austria GmbH

OUTLINE

MANUFACTURING AGREEMENT

FOR

CLINICAL TRIAL AND COMMERCIAL SUPPLY

This AGREEMENT is effective as of November 1, 2004 (the “EFFECTIVE DATE”) by and between Corautus and BI Austria.

WHEREAS, Corautus has licensed from Human Genome Sciences (HGS) the vascular endothelial growth factor-2 gene, referred to as VEGF-2, and has produced proprietary naked plasmid DNA encoding for VEGF-2, including plasmid DNA sometimes referred to as phVEGF-2 or pVGI.1(VEGF2). Such plasmid product is used for gene therapy applications in vascular diseases; and

WHEREAS, BI Austria possesses a proprietary production process for plasmid DNA drug substance and manufactures plasmid DNA drug substance under GMP conditions suitable for clinical trials and commercial sale in the U.S., Europe and elsewhere; and

WHEREAS, Corautus desires BI Austria to perform certain development and optimization services to establish a production process for drug substance using the BI Austria proprietary production process; and

WHEREAS, BI Austria desires to manufacture drug product for Corautus in accordance with Corautus’ requirements and Corautus is desirous of having BI Austria manufacture drug substance for formulating and finishing into drug product for clinical trials and commercial sale; and

WHEREAS, Corautus has transferred or will transfer to BI Austria, and BI Austria has received and will receive from Corautus, certain quantities of biological materials and related documentation for such limited purposes pursuant to the terms and conditions set forth in this AGREEMENT;

WHEREAS BI Austria, as agreed with Corautus, has conducted a certain feasibility study at small scale comparing the Corautus’ HGS clone with a particular BI Austria (transformed) host strain (“the FEASIBILITY STUDY”); and

WHEREAS Corautus expects to file a BLA for the approval for marketing and sale of drug product in the US and other territories and requires certain quantities of drug product according to certain product specifications. Based on current project planning, commercial sale in the US is targeted to begin ** these dates are non-binding and for orientation purposes only; and

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Boehringer Ingelheim

Austria GmbH

WHEREAS, Corautus and BI Austria have executed a Confidential Disclosure AGREEMENT dated 4 December 2003 intended to cover the discussions leading to the Material Transfer AGREEMENT dated 13 July 2004 (the “MATERIAL TRANSFER AGREEMENT”) and to this AGREEMENT.

NOW THEREFORE in consideration of the foregoing premises, the mutual covenants and obligations hereinafter contained, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS

1.1	AFFILIATE means any entity that directly or indirectly owns, is owned by, or is under common ownership with, Corautus or BI Austria, where “own” or “ownership” means possession or control of at least 50% of the voting capital shares or voting rights of a corporation or a comparable equity interest in any other type of entity.

1.2	AGENT means any person who is not an employee of either PARTY and who renders services for one of the PARTIES in the field of the manufacture, testing, use or sale of the DRUG PRODUCT. Use of an AGENT by a PARTY requires the other PARTY’s prior consent in writing, such consent not to be unreasonably withheld. The AGENT consented to shall enter into a separate confidentiality agreement with the other PARTY.

1.3	AGREEMENT means this Manufacturing AGREEMENT for Clinical Trial and Commercial Supply.

1.4	BATCH RECORD means the complete written record of the history of the batch and its production thereof as required under GMP and in accordance with the MASTER BATCH RECORD.

1.5	BLA means the Biologics License Application for DRUG PRODUCT.

1.6	CMC means the chemistry, manufacturing and controls content of a submission for registration to HEALTH AUTHORITIES.

1.7	COA means the Certificate of Analysis prepared for the DRUG SUBSTANCE or DRUG PRODUCT as applicable, listing the analytical test performed, the limits and results of each test. This document shall include the name of the DRUG SUBSTANCE or DRUG PRODUCT as applicable, the batch number, the date of manufacture and the expiry date, if appropriate.

1.8	COC means the Certificate of Compliance prepared for the DRUG SUBSTANCE or DRUG PRODUCT as applicable confirming compliance with GMP regulations and signed by BI Austria’s Qualified Person and Quality Management which terms are defined in the QUALITY AGREEMENT.

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ABCD

Boehringer Ingelheim

Austria GmbH

1.9	CONFIDENTIAL INFORMATION means any information disclosed by a PARTY or an AFFILIATE or AGENT of such PARTY to the other PARTY, its AFFILIATE or AGENT, which information includes, but is not limited to: DRUG PRODUCT; the processes and methods employed in the manufacture of DRUG PRODUCT; BATCH RECORDS, SPECIFICATIONS; information related to the facilities at BI Austria; information related to plasmid production processes or to any products produced at the BI Austria facilities; any prices and costs of BI Austria; regulatory filings for the DRUG PRODUCT; Corautus’ and BI Austria’s manufacturing, business and regulatory plans and strategies; and other data and information disclosed or exchanged under this AGREEMENT. Any INVENTION of a PARTY as set forth in Section 1.26 shall also be regarded as CONFIDENTIAL INFORMATION of such PARTY.

1.10	CONFIRMATORY BATCHES means the two (2) ** working volume fermentation batches and small scale purification batches pursuant to Section 6.3.2, which have been completed.

1.11	CONFORMANCE BATCHES means three (3) batches to carry out the process validation and which will form part of regulatory submissions.

1.12	CORAUTUS WCB means the GMP working cell bank of viable E. coli containing the original plasmid construct pVGI.1(VEGF2) as prepared by Corautus, described in Exhibit 1 and provided to BI Austria by Corautus.

1.13	DATE AVAILABLE FOR DELIVERY means the date on which Corautus requests that DRUG PRODUCT be available for shipment.

1.14	DRUG SUBSTANCE means bulk of the vascular endothelial growth factor-2 gene referred to as VEGF-2 and proprietary naked plasmid DNA encoding for VEGF-2, including the plasmid DNA sometimes referred to as phVEGF-2 or pVGl.1(VEGF2) as defined in Exhibit 2 and produced using the SELECTED WCB and BI Austria’s proprietary production process.

1.15	DRUG SUBSTANCE SPECIFICATIONS means the testing SPECIFICATIONS which are attached in Exhibit 3, and mutually amended from time to time by the PARTIES in accordance with Change Control, as defined in the Quality AGREEMENT.

1.16	DRUG PRODUCT means a finished product consisting of formulated DRUG SUBSTANCE filled into designated containers, as described in Exhibit 4, or shall mean a finished product of formulation buffer filled into the designated containers (placebo).

1.17	DRUG PRODUCT SPECIFICATIONS means the testing SPECIFICATIONS for DRUG PRODUCT as set forth in Exhibit 5, as may be revised from time to time by the PARTIES in accordance with Change Control.

1.18	EMEA means the European Agency for the Evaluation of Medicinal Products and any successor agency or entity having similar jurisdiction.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Boehringer Ingelheim

Austria GmbH

1.19	FDA means the United States Food and Drug Administration or any successor agency having similar jurisdiction.

1.20	FEASIBILITY STUDY means the feasibility study as set forth in Exhibit 6 in order to select an E.coli host and fermentation process mode for the manufacture of DRUG SUBSTANCE.

1.21	FINAL RELEASE means the release of DRUG PRODUCT by Corautus for use in clinical trials or for commercial use in accordance with Corautus’ standard operating procedures. Final Release signifies that the DRUG PRODUCT has been produced using approved processes, in compliance with appropriate regulations, and meets the established SPECIFICATIONS, as determined by Corautus’ review of all appropriate documentation.

1.22	GMP means current Good Manufacturing Practices pursuant to (a) EEC Directive 91/356/EEC of 13 June 1991, (b) the EC Guide to Good Manufacturing Practice for Medicinal Products (c) the U.S. Federal Food, Drug and Cosmetics Act as amended (21 USC 301 et seq.), (d) relevant U.S. regulations set forth in Title 21 of the U.S. Code of Federal Regulations (including Parts 11, 210, and 211), and (f) any applicable European and/or U.S. laws, regulations or respective guidance documents subsequently established.

1.23	HEALTH AUTHORITIES mean all regulatory authorities having jurisdiction over the manufacture, use and/or sale of the DRUG PRODUCT in the TERRITORY, including but not limited to the EMEA or the FDA.

1.24	IMPLEMENTATION BATCHES mean the two (2) BATCHES of DRUG SUBSTANCE and/or DRUG PRODUCT to technically implement the production process into the BI Austria GMP plant.

1.25	INTELLECTUAL PROPERTY means patents, trade secrets, trade marks, service marks, registered designs, lab notebooks, applications for any of the foregoing, trade and business names, unregistered trade marks and service marks, copyrights, rights in designs, inventions, know-how, rights under licenses, consents, orders, statutes or otherwise in relation to any such rights, and rights of the same or similar effect or nature, in any part of the world.

1.26	INVENTION shall mean any invention, discovery or know-how, whether patentable or not, made or conceived by either PARTY, arising as a direct result of work performed under this AGREEMENT.

1.27	MANUFACTURER RELEASE means BI Austria’s release of a batch.

1.28	MASTER BATCH RECORD means the master production instructions for manufacture of a batch.

1.29	MCB means Corautus GMP Master Cell Bank.

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ABCD

Boehringer Ingelheim

Austria GmbH

1.30	METHOD TRANSFER SERVICES mean services provided by BI Austria in accordance with Section 6.4.

1.31	PARTY and PARTIES means Corautus or BI Austria, or both, as applicable.

1.32	PERIOD ONE means the period of time commencing when any Services are first performed under this AGREEMENT and ending at the completion of the IMPLEMENTATION BATCHES.

1.33	PERIOD TWO means the period of time commencing with the GMP production of the reference standard and ending at the completion of the CONFORMANCE BATCHES.

1.34	PERIOD THREE means the period of time commencing after the completion of the CONFORMANCE BATCHES through the termination of this AGREEMENT.

1.35	PURCHASE ORDER means a written and signed notice provided by Corautus stating the required amount of DRUG PRODUCT (which amount must be within the purchasing obligation of Corautus as given in the Red Zone of the then current Rolling Forecast) including date and address of delivery, the invoicing address, and contact details of persons to be notified in the event of shipment issues.

1.36	QUALITY AGREEMENT means the agreement on all quality procedures, aspects and responsibilities of the PARTIES related to the DRUG PRODUCT, a copy of which is attached as Exhibit 25 to this AGREEMENT.

1.37	SELECTED WCB means the GMP working cell bank manufactured from the E.coli host cell selected as result of the FEASIBILITY STUDY; such SELECTED WCB shall contain the E.coli host cell (with the plasmid incorporated therein) and used for manufacture of the DRUG PRODUCT.

1.38	SERVICES mean the services to be performed by BI Austria in connection with the process establishment and manufacture of the DRUG PRODUCT, and preparing BI Austria to be approved by the HEALTH AUTHORITIES as a GMP manufacturer of DRUG PRODUCT, as further described in Exhibit 7.

1.39	SOPs mean written standard operating procedures established, or to be established, by BI Austria and employed in the production, quality control, quality assurance, warehousing, labeling and packaging, among other things.

1.40	SPECIFICATIONS mean numerical limits, ranges or other acceptance criteria for which the raw materials, DRUG SUBSTANCE, DRUG PRODUCT, intermediates, or the process of making the DRUG PRODUCT, must conform to in order for the DRUG PRODUCT to be acceptable for its intended use.

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Boehringer Ingelheim

Austria GmbH

1.41	STABILITY STUDIES mean all studies necessary to assess the stability characteristics of intermediates, DRUG SUBSTANCE or DRUG PRODUCT which shall be used in determining appropriate storage conditions and expiration dates.

1.42	TERRITORY means the United States and Europe. Countries to be defined as Europe are listed on Exhibit 8.

1.43	TESTING SPECIFICATIONS means a specific master document that lists the testing parameters, references to analytical procedures and their SPECIFICATIONS; types of TESTING SPECIFICATIONS include but are not limited to the WCB, in-process controls, DRUG SUBSTANCE, DRUG PRODUCT and raw materials.

1.44	VALIDATION means documented evidence which provides a high degree of assurance that a specific process, activity, piece of equipment, SOP or other consumable required or used in the manufacture of DRUG PRODUCT will consistently meet its pre-determined and expected results.

1.45	VALIDATION SERVICES means any VALIDATION services required of BI Austria in the manufacture of DRUG PRODUCT.

2.	PURPOSE AND SCOPE

2.1	This AGREEMENT is intended to provide the structure under which the long-term clinical and/or commercial manufacturing of DRUG PRODUCT shall be performed for Corautus by BI Austria. The SERVICES and commercial manufacturing will be performed in three time periods: PERIOD ONE, PERIOD TWO and PERIOD THREE.

2.2	Corautus desires BI Austria to apply BI Austria’s independently developed proprietary manufacturing technology for the manufacture of DRUG SUBSTANCE at BI Austria’s GMP facilities in Vienna, Austria. BI Austria has performed a FEASIBILITY STUDY in order to select an E.coli host and fermentation process mode for the manufacture of DRUG SUBSTANCE. The PARTIES assume that the WCB for the manufacture of DRUG SUBSTANCE is compatible to BI Austria’s production process, and that fermentation is scaleable to 220 L working volume. BI Austria’s patent estate with respect to BI Austria’s manufacturing technology is set forth in Exhibit 9.

2.3	Corautus physically possesses and owns or licenses all ownership rights to the respective GMP MCB and CORAUTUS WCB provided by Corautus to BI Austria. Corautus’ patent estate with respect to the GMP WCB, the DRUG SUBSTANCE and the DRUG PRODUCT which is relevant to this AGREEMENT is referenced in Exhibit 10.

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Boehringer Ingelheim

Austria GmbH

2.4	The DRUG SUBSTANCE was previously produced by HGS for Corautus at a 750 L scale with a fermentation expression rate of about 30 mg DRUG SUBSTANCE per liter fermentation broth.

2.5	Besides DRUG SUBSTANCE, BI Austria shall also manufacture DRUG PRODUCT in its pharmaceutical technology unit whereby the batch records of Corautus’ former contract manufacturer for fill & finish shall form the basis for the batch records to be compiled by BI Austria and which shall be approved by Corautus for GMP batches.

2.6	Each of the PARTIES will in good faith and in accordance with the project timelines for PERIOD ONE and PERIOD TWO as set out in Exhibit 11 initiate and complete its respective tasks for the establishment of a manufacturing process for DRUG PRODUCT provided, however, that the project timelines are subject to revision under Section 7.2 of this AGREEMENT.

2.7	The PARTIES have negotiated and executed a QUALITY AGREEMENT, a copy which is attached as Exhibit 25.

2.8	Through the end of PERIOD ONE and PERIOD TWO Corautus in its function as the sponsor for the clinical development of DRUG PRODUCT shall provide BI Austria with commercially reasonable support necessary for the establishment and validation of a manufacturing process for DRUG PRODUCT. During PERIOD THREE Corautus shall inform BI Austria without unreasonable delay of any circumstances it becomes aware of which may have an influence on the manufacture of DRUG PRODUCT. Corautus quality obligations are set forth in detail in the QUALITY AGREEMENT.

2.9	BI Austria will manufacture DRUG SUBSTANCE and DRUG PRODUCT for Corautus during PERIOD THREE as more particularly described in Section 10 hereof.

2.10	Countries Covered

In the event DRUG PRODUCT shall be supplied to countries other than the TERRITORY, the PARTIES shall in good faith negotiate modifications of the PARTIES’ rights and obligations stipulated in this AGREEMENT in order to comply with the applicable regulatory requirements in such countries.

2.11	Exhibits that are attached hereto are incorporated in, and are deemed to be an integral part, of this AGREEMENT. Exhibits may be amended and additional exhibits may be added from time to time after execution of this AGREEMENT if so agreed on in writing by the PARTIES.

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ABCD

Boehringer Ingelheim

Austria GmbH

3.	DELIVERABLES OF CORAUTUS

3.1	Documentation Transfer

3.1.1	Corautus shall supply copies of documentation and/or records and any other documentation and/or records reasonably requested by BI Austria which are necessary for establishment of the manufacturing process and for GMP manufacture of DRUG PRODUCT.

3.1.2	The documents supplied by Corautus as of the EFFECTIVE DATE to enable BI Austria to provide the SERVICES are set forth in Exhibit 12.

3.2	Material Transfer

3.2.1	Corautus shall provide BI Austria with WCB vials, samples of DRUG PRODUCT, reference standard, reagents for analytical testing not commercially available and any other material in such reasonable amounts and at such times as agreed by the Project Team (as defined on Exhibit 21 of this AGREEMENT).

3.2.2	Corautus shall also supply BI Austria with such available material as is reasonably necessary for a comparison study comparing the DRUG PRODUCT manufactured at Corautus’ current manufacturer and the DRUG PRODUCT manufactured at BI Austria.

3.2.3	The material supplied by Corautus as of the EFFECTIVE DATE, and which is to be supplied, is set forth in Exhibit 13.

3.3	Assistance and Support by Corautus

3.3.1	During PERIOD ONE and PERIOD TWO Corautus shall use good faith reasonable commercial efforts to make relevant Corautus personnel available by telephone and e-mail for technical assistance to BI Austria as reasonably requested by BI Austria in writing to facilitate BI Austria’s implementation and validation of the production process of DRUG SUBSTANCE and/or DRUG PRODUCT. BI Austria will provide advance notice to Corautus regarding its desire to have access to Corautus personnel.

3.3.2	Corautus agrees that it will on an ongoing basis update its SPECIFICATIONS or other instructions to BI Austria so that they conform and comply with all legal and regulatory requirements which both (a) apply to the clinical development or commercialization of gene therapy products and (b) affect the manufacture of the DRUG PRODUCT. Corautus will have these obligations for those portions and only those portions of the TERRITORY in which Corautus intends to conduct clinical trials with or sell the Drug Product then being manufactured.

3.3.3	Corautus shall perform in a timely manner its obligations reflected in this AGREEMENT.

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Boehringer Ingelheim

Austria GmbH

4.	EQUIPMENT

4.1	Required Equipment

All general manufacturing and QC testing facilities for plasmid DNA production shall be established and maintained by BI Austria. However, Corautus shall pay for the following equipment, which equipment will be the property of BI Austria. BI Austria will explore and identify the best possible supplier of the equipment. Based on BI Austria enquiries the PARTIES shall agree on the equipment to be purchased. This equipment will be dedicated for the manufacture of DRUG PRODUCT. The maximum cost for the equipment to be purchased under this section shall not exceed the amounts shown for such equipment in Exhibit 7 of this AGREEMENT.

**

4.1.1	If other equipment is needed specifically for the production or Quality Control of DRUG PRODUCT, BI Austria shall obtain Corautus’ prior written approval for the purchase of such equipment and Corautus shall pay for such equipment in such amount as Corautus shall have approved in writing. BI Austria shall own such equipment, which equipment BI Austria will not use in the production or Quality Control of other products.

4.1.2	If any additional equipment is used in the production of DRUG PRODUCT, including Quality Control, under this AGREEMENT or the QUALITY AGREEMENT, other than as specified in Sections 4.1. and 4.1.1., BI Austria shall be responsible at its own expense for purchasing, obtaining, validating, calibrating and implementing such equipment and BI Austria shall own such equipment.

4.2	Ownership and Rights to Possession

4.2.1	BI Austria shall own the equipment purchased by Corautus pursuant to Sections 4.1. and 4.1.1 but will not permit the equipment to be subject to any liens or encumbrances. Upon expiry or termination of this AGREEMENT by Corautus for any reason, provided Corautus pays all sums owed in connection with such expiration or termination, and for a period of 180 days thereafter, Corautus has the right for 1.00 Euro on at least 30 days advance notice to purchase, take possession of, and remove from BI Austria’s facility any or all of the equipment that Corautus originally purchased. Upon receipt of such notice, BI Austria will assemble and appropriately pack for shipment at Corautus’ costs all of the equipment purchased by Corautus pursuant to such notice and make same available at BI Austria ‘s facility, INCOTERM 2000 EXW (“ex works”) for pickup by a carrier selected by Corautus.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Boehringer Ingelheim

Austria GmbH

4.3	Validation and Maintenance

4.3.1	BI Austria shall be responsible for setting-up, calibrating, cleaning, qualifying, and maintaining all equipment required in the production of DRUG PRODUCT. Corautus shall pay BI Austria the costs for qualification of the DRUG PRODUCT-dedicated equipment, which cost is included in the maximum cost for such equipment set forth on Exhibit 7.

4.3.2	BI Austria is entitled to charge to Corautus a one-time surcharge ** of the purchase price of DRUG PRODUCT-dedicated equipment described above in Sections 4.1 and 4.1.1. for purchasing, installing, calibrating, insuring and maintaining such DRUG PRODUCT-dedicated equipment during the term of the AGREEMENT. BI Austria shall be solely responsible for (a) reasonably maintaining the DRUG PRODUCT-dedicated equipment, (b) repairing the DRUG PRODUCT-dedicated equipment as a result of ordinary and intended use of such equipment for the purposes of this AGREEMENT, (c) protecting such equipment from cross contamination with other products and (d) insuring for its replacement cost against loss of such DRUG PRODUCT-dedicated equipment. In the event that despite all reasonable maintenance and ordinary and intended use of such DRUG PRODUCT-dedicated equipment an irreparable damage occurs, it will be Corautus’ responsibility to replace such DRUG PRODUCT-dedicated equipment; provided, however, that BI Austria shall be solely responsible for costs to replace or repair any DRUG PRODUCT-dedicated equipment that is damaged due to (a) any abnormal or unintended uses of such equipment, (b) any accident, fire, flood or other incident for which BI Austria’s insurance provides coverage, or (c) the failure to reasonably maintain the DRUG PRODUCT-dedicated equipment. The above one time surcharge ** is included in the maximum costs for such equipment set forth in Exhibit 7.

5.	MATERIALS

5.1	CORAUTUS WCB

5.1.1	Corautus shall provide the CORAUTUS WCB together with a certificate of analysis and a characterization report certifying fitness of the WCB for GMP production purposes.

5.1.2	BI Austria shall conduct incoming tests for viability, identity, plasmid retention, limited bacteriophage testing and purity. BI Austria shall issue a COA certifying the test results and compliance with SPECIFICATIONS and shall use such compliant WCB for the manufacture of DRUG PRODUCT. BI Austria will notify Corautus if the WCB is not satisfactory according to the incoming tests and can not be used for the manufacture of DRUG PRODUCT. BI Austria will maintain records of usage of the WCB and will inform Corautus of needs for additional quantities or changes in characteristics thereof in a timely manner for use in any subsequent production.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Boehringer Ingelheim

Austria GmbH

5.1.3	Ownership and Insurance

Subject to Section 2.3, Corautus shall grant to BI Austria the non-exclusive right to use the MCB and/or WCB solely for the purposes of performing its obligation under this AGREEMENT. For greater clarity, BI Austria acquires hereunder no ownership, license or security interest rights in the WCB and the corresponding MCB beyond the limited use license granted for production of DRUG PRODUCT under this AGREEMENT.

BI Austria shall not transfer the WCB or the corresponding MCB to any third party without the prior written permission of Corautus, and any unused quantities at the termination or expiration of the AGREEMENT shall be destroyed or returned to Corautus at Corautus’ request.

BI Austria shall be responsible for maintaining such CORAUTUS WCB and the corresponding MCB aliquots as provided by Corautus and stored at the BI Austria’s facilities. In the event such aliquots are destroyed while in BI Austria’s possession, BI Austria shall pay the replacement costs for such MCB or WCB aliquots.

5.1.4	Handling and Storage

BI Austria shall be responsible for handling and storage of the CORAUTUS WCB provided by Corautus at BI Austria’s facilities. The storage shall be in vapor phase in a liquid nitrogen tank.

5.2	Resins, Raw Materials and Storage Containers

5.2.1	BI Austria shall purchase all resins, raw materials and storage containers required for the manufacture and storage of DRUG PRODUCT.

5.2.2	It is acknowledged that BI Austria has established and qualified suppliers for resins, raw materials and storage containers and the PARTIES shall mutually agree on the respective SPECIFICATIONS. Corautus may review the vendor qualification program / documentation in the course of the annual audit.

5.2.3	During PERIOD ONE and PERIOD TWO BI Austria will charge the following flat rate for services related to ordering, release testing, storage and weighing:

Flat Fee	in Euro
per raw material or per consumable	**
per resin	**

These charges are included in the respective estimates for raw materials given in Exhibit 7.

For PERIOD THREE the flat fee for raw materials is included in the price per gram or price per vial.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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6.	BI Austria SERVICES

The SERVICES to be performed by BI Austria during PERIOD ONE and PERIOD TWO are set forth in Exhibit 7. All such tasks deal with the development, establishment and registration of the manufacturing process for DRUG PRODUCT. Due to the biological nature of the process and because DRUG PRODUCT is still in clinical development both PARTIES should adhere to the timelines set forth in Exhibit 11 as much as possible, but if changes are necessary, such changes shall be mutually agreed by both PARTIES. At the date of execution of this AGREEMENT, it is agreed by the PARTIES that, subject to the following provisions of this Section 6, the manufacture of the CONFORMANCE BATCHES shall not commence prior to **. Notwithstanding the foregoing, Corautus may, with at least six (6) months prior notice in writing to BI Austria, delay the commencement of the CONFORMANCE BATCHES. Such delay by Corautus shall only be permitted twice. In the event Corautus notifies BI Austria in writing that it is considering delaying the CONFORMANCE BATCHES (such notification to be given in writing no later than thirty (30) calendar days before the aforementioned six-month notice period begins), BI Austria shall inform Corautus within fifteen (15) calendar days of receipt of such notice of possible alternative commencement dates in the event Corautus actually delays the commencement of the CONFORMANCE BATCHES. The commencement date of such re-scheduled CONFORMANCE BATCHES must be mutually agreed.

6.1.	BI Austria Facilities

6.1.1	BI Austria shall be manufacturing DRUG PRODUCT at its facilities at Dr. Boehringer-Gasse 5 – 11, A-1121 Vienna, Austria. A description of the facilities showing the areas designated for manufacture of DRUG PRODUCT are set out in Exhibit 14 attached.

6.1.2	BI Austria’s facilities shall have, and BI Austria shall continuously maintain, all required authorizations and permits necessary for the manufacture of DRUG PRODUCT for clinical trials and commercial sale for use in humans.

6.1.3	For said facilities, BI Austria has established, or shall establish as necessary, GMP compliant rules concerning clothing, hygiene, personnel and material flow, safety, and observations of SOPs.

6.2	BI Austria Documentation and Set-Up

6.2.1	BI Austria shall study the relevant documentation provided by Corautus.

6.2.2	BI Austria shall draft all necessary documentation, including SPECIFICATIONS, MASTER BATCH RECORD and SOPs required for the manufacture of DRUG PRODUCT, taking into account the documentation supplied by Corautus. The documentation listed in Exhibit 15 shall be reviewed and approved by Corautus. Any additional documentation generated by BI Austria under this AGREEMENT shall be reviewed, approved, and supplied to Corautus, as the PARTIES may agree.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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6.3	FEASIBILITY STUDY

6.3.1	BI Austria has conducted a FEASIBILITY STUDY as set forth in Exhibit 6 in order to select an E.coli host and fermentation process mode for the manufacture of DRUG SUBSTANCE. Prior to the performance of the ** CONFIRMATORY BATCHES the PARTIES agreed upon the host best suited for fermentation of the of DRUG SUBSTANCE (the “SELECTED WCB”) and on the fed-batch mode to be applied for fermentation.

6.3.2	As the DRUG SUBSTANCE from the ** CONFIRMATORY BATCHES is of experimental nature and does not meet GMP requirements, Corautus warrants that it shall not use such DRUG SUBSTANCE in humans.

6.4	Method Transfer Services

6.4.1	The BI Austria plasmid DNA analytical methods for testing of DRUG SUBSTANCE and DRUG PRODUCT shall be applied as far as applicable.

6.4.2	BI Austria shall perform certain experiments to evaluate the feasibility of the BI Austria methods for DRUG SUBSTANCE and DRUG PRODUCT.

6.4.3	BI Austria shall provide to Corautus appropriate METHOD TRANSFER SERVICES for two (2) methods, i.e. the RNA and the Quantitative Potency assays as agreed to by the PARTIES in separate written protocols, including documentation and implementation of both aforementioned analytical methods for in-process and DRUG PRODUCT release testing. The pricing contained in Exhibit 16 includes the cost of all two assays.

6.4.4	Costs for method transfer are defined in Exhibit 16.

6.5	Establishment of Production Process for DRUG PRODUCT

6.5.1	Corautus requests that BI Austria shall establish a fermentation and purification process for DRUG SUBSTANCE using the SELECTED WCB and BI Austria’s proprietary production technology for plasmid DNA products at a 220 L fermentation scale.

6.5.2	For the manufacture of DRUG PRODUCT BI Austria shall apply a fill and finish process which is based on the process applied at Corautus’ former contract manufacturer for fill and finish.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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6.6	Implementation Batches

6.6.1	After the FEASIBILITY STUDY and the performance of the CONFIRMATORY BATCHES, BI Austria shall produce two (2) ** working volume IMPLEMENTATION BATCHES for DRUG SUBSTANCE, media fills and two (2) IMPLEMENTATION BATCHES for DRUG PRODUCT. Pursuant to the mutually agreed production requirements set forth in Exhibit 20 BI Austria shall establish a ** fermentation scale and for purification a scale with a yield of ** grams DRUG SUBSTANCE per sublot.

6.6.2	The IMPLEMENTATION BATCHES shall be produced in the GMP production units at BI Austria to ensure the technical equipment is qualified with respect to the specific requirements for the later GMP manufacture of DRUG PRODUCT.

6.6.3	BI Austria shall ferment and purify each IMPLEMENTATION BATCH in accordance with the process description which shall be established in a MASTER BATCH RECORD, to be drawn up by BI Austria, reviewed by Corautus and released by BI Austria Quality Management.

6.6.4	BI Austria shall conduct in-process control testing on each manufacturing run and also conduct release testing of the IMPLEMENTATION BATCHES according to the DRUG PRODUCT SPECIFICATIONS. Corautus will conduct any release testing for methods not transferred to BI Austria.

6.6.5	BI Austria shall warehouse DRUG PRODUCT produced in the IMPLEMENTATION BATCHES as requested by Corautus. Corautus shall decide on either disposing, or, provided the DRUG PRODUCT meets SPECIFICATIONS, shipping such DRUG PRODUCT to Corautus.

6.6.6	As the DRUG PRODUCT from the IMPLEMENTATION BATCHES is of experimental nature and does not meet all GMP requirements, Corautus warrants that it shall not use such DRUG PRODUCT in humans.

6.6.7	The PARTIES shall consider the yield and purity of the IMPLEMENTATION BATCHES and if the IMPLEMENTATION BATCHES do not meet the expected purity standards or expected yields based on the DRUG PRODUCT SPECIFICATIONS the PARTIES will come to an agreement on further steps. In such events both PARTIES shall use commercially reasonable efforts to arrive at a mutually acceptable solution. For work packages in Exhibit 16 which are not marked as “estimates” prices shall be final prices. However, if the scope of certain work packages is changed upon written agreement by both PARTIES prices shall be adjusted accordingly.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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6.7	Batches for Reference Standard and Clinical Trials

6.7.1	BI Austria shall manufacture such quantities of DRUG SUBSTANCE and DRUG PRODUCT for the reference standard and human clinical trials as set forth in the SERVICES in Exhibit 7 and in accordance with the mutually agreed production requirements set forth in Exhibit 20.

6.7.2	As set forth in the project timelines in Exhibit 11, BI Austria shall manufacture, release, store and cause delivery of DRUG SUBSTANCE and DRUG PRODUCT for the reference standard and human clinical trials in accordance with the TESTING SPECIFICATIONS and the MASTER BATCH RECORDS reviewed and approved by Corautus, the QUALITY AGREEMENT and GMP and all applicable laws, regulations and ordinances as required in the TERRITORY.

6.7.3	Corautus shall conduct any release testing for methods not transferred to BI Austria as indicated in Exhibit 3 and 5.

6.8	Conformance Batches

6.8.1	BI Austria shall manufacture CONFORMANCE BATCHES which shall be at least three (3) consecutive BATCHES, in accordance with the timeline set forth in Exhibit 11 of this AGREEMENT and subject to Section 6.

6.8.2	The CONFORMANCE BATCHES shall be manufactured at the same fermentation and purification scale as the batches for the reference standard and the clinical trials (see Section 6.7).

6.8.3	The DRUG PRODUCT produced in the CONFORMANCE BATCHES is intended for clinical use and/or market supply by Corautus for use in humans.

6.8.4	BI Austria shall cause each CONFORMANCE BATCH to undergo in-process control testing, and release testing according to the DRUG PRODUCT SPECIFICATIONS using validated methods. BI Austria shall manufacture, release, store and cause delivery of the CONFORMANCE BATCHES in accordance with the TESTING SPECIFICATIONS and the MASTER BATCH RECORDS reviewed and approved by Corautus, the QUALITY AGREEMENT and GMP and all applicable laws, regulations and ordinances as required in the TERRITORY.

6.8.5	Corautus shall conduct any release testing for methods not transferred to BI Austria.

6.9	Labeling and Packaging

6.9.1	As requested by Corautus, BI Austria shall label and package clinical material in accordance with Corautus’ requirements and at Corautus’ costs and BI Austria shall charge market prices therefor as customary in the biopharmaceutical industry.

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6.10	Stability Studies

BI Austria shall perform stability studies as set forth in Exhibit 26.

7.	TIMETABLE AND INCENTIVES

7.1	The PARTIES have agreed to a timeline for the SERVICES as set out in Exhibit 11.

7.2	The PARTIES will use commercially reasonable efforts to meet the expected timelines. However, if a PARTY becomes aware of circumstances which suggest that the estimated timelines in Exhibit 11 will not be met, such PARTY shall notify the other PARTY within a reasonable period of time and the PARTIES will agree on further steps. In such events both PARTIES shall use commercially reasonable efforts to arrive at a mutually acceptable solution. Adjustments of the timeline shall not adjust the pricing of the SERVICES under Exhibit 7 unless Corautus has requested or caused a delay of the commencement of the CONFORMANCE BATCHES as permitted under Section 6 hereof, and as a result, the CONFORMANCE BATCHES are completed after **. The SERVICES attributable to the CONFORMANCE BATCHES which are performed after ** may have the price adjusted therefor in accordance with Section 17.2.1, subsection (i) and (ii) to reflect price increases from and after **.

7.3	Each PARTY acknowledges and agrees that it shall perform in a timely manner all of its obligations in this AGREEMENT.

7.4	As an incentive to BI Austria, in the event BI Austria timely and fully completes all of its obligations and delivers the DRUG SUBSTANCE and DRUG PRODUCT required under Section 6.7.1 and 6.7.2 on or before **, then Corautus shall pay a bonus to BI Austria of United States dollars ** within thirty (30) days of such date. If BI Austria fails to timely and fully complete all of its obligations and does not deliver DRUG SUBSTANCE and DRUG PRODUCT required under Section 6.7.1 and 6.7.2 on or before March 17,2006, then BI Austria shall credit United States dollars ** to Corautus.

8.	DELAYED APPROVAL OF CLINICAL TRIALS

8.1.	Corautus shall promptly notify BI Austria in the event that one (1) and/or several approval processes of regulatory authorities for the DRUG PRODUCT is/are unexpectedly delayed and such delays may have an impact on the SERVICES performed by BI Austria and the manufacturing timelines.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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8.2.	In such event, the co-operation between the PARTIES on DRUG PRODUCT is continued, and if the Rolling Forecast Model is already in effect, Corautus’ obligations for any PURCHASE ORDER for the red zone of the Rolling Forecast (Section 10.4) remain unchanged; whereas for the blue zone of the Rolling Forecast Model Corautus can alter its forecast by ** percent but ** in each one of the four (4) respective quarters.

9.	STERILITY DRUG SUBSTANCE

In the event sterility of DRUG SUBSTANCE is requested by the HEALTH AUTHORITIES BI Austria shall perform the required work to verify and validate sterility of the DRUG SUBSTANCE filling process as set forth in Exhibit 27.

10.	CLINICAL AND COMMERCIAL MANUFACTURE DURING PERIOD THREE

10.1.	Product Supply

10.1.1	BI Austria covenants that all DRUG PRODUCT manufactured by BI Austria during PERIOD THREE and supplied to Corautus, or to Corautus’ representatives or AGENTS, for clinical use or for market supply, shall be manufactured, released, stored and delivered to the carrier designated by Corautus in accordance with the SPECIFICATIONS (in particular, the DRUG PRODUCT SPECIFICATIONS and the MASTER BATCH RECORDS), QUALITY AGREEMENT and GMP and all applicable laws, regulations and ordinances as required in the TERRITORY.

10.1.2	BI Austria warrants that all DRUG PRODUCT manufactured by BI Austria during PERIOD THREE for clinical use or market supply meets the DRUG PRODUCT SPECIFICATIONS.

10.1.3	Details of the MANUFACTURER RELEASE, Quality Assurance (also called Quality Management), Quality Control, Validation, Inspections, Audits and other Regulatory requirements are detailed in the QUALITY AGREEMENT, and Corautus and BI Austria each agree to comply with its obligations under the QUALITY AGREEMENT.

10.2.	Preliminary Market Launch Date and Product Estimate

10.2.1	Corautus expects to file the BLA for DRUG PRODUCT in the United States **. First launch of DRUG PRODUCT in the United States market is expected **. These dates are projections only, are non-binding and are subject to change.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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10.2.2	Corautus preliminary, non-binding forecast for the first three (3) years after market launch is given in Exhibit 17.

10.2.3	For early market supply (meaning the first two years after DRUG SUBSTANCE from the CONFORMANCE BATCHES has been used up) DRUG SUBSTANCE shall be manufactured at the same scale as the CONFORMANCE BATCHES (see section 6.8.2); nothing in this sentence shall limit either PARTY’s obligations set forth in Sections 10.3. and 10.4.

10.3.	Minimum and Maximum Volume

10.3.1	Corautus shall inform BI Austria on the minimum and maximum volume of the amount of DRUG PRODUCT, in conformity with Corautus’ market projections, for which BI Austria is obliged to reserve manufacturing capacity.

As of the EFFECTIVE DATE (but subject to Section 10.3.4) the minimum and maximum volume per calendar year are:

Minimum volume	** DRUG SUBSTANCE
Maximum volume	** DRUG SUBSTANCE

10.3.2	Corautus may from time to time by written notice to BI Austria modify its minimum and maximum volumes, such revised minimums and maximums to take effect on the date specified in such notice, but no sooner than two (2) years from the date of such notice. However, the minimum volume to be purchased shall never be less than such amount of DRUG PRODUCT per applicable calendar year as set forth in Section 10.3.4 which incorporates at least ** of DRUG SUBSTANCE. As soon as the dose of DRUG SUBSTANCE per vial of DRUG PRODUCT is established for commercial supply, the PARTIES agree that the minimum and maximum volumes as set forth in this Section 10.3 shall be restated in vials of DRUG PRODUCT instead of grams of DRUG SUBSTANCE. However, such determination shall, with regard to the quantities of DRUG SUBSTANCE, neither alter Corautus’ purchase obligations under this Section 10.3. nor BI Austria’s obligation to reserve manufacturing capacity pursuant to Section 10.3.1.

10.3.3	The PARTIES agree that the ratio of the minimum volume to the maximum volume shall be **. The maximum volume however, shall not exceed ** DRUG SUBSTANCE unless agreed to by BI Austria in writing. Once sufficient demand for DRUG SUBSTANCE is established in PERIOD THREE and depending on Corautus’ DRUG SUBSTANCE requirements, the PARTIES shall negotiate in good faith the procedure and costs for an upscale of the manufacturing process for DRUG SUBSTANCE and DRUG PRODUCT.

10.3.4	Commencing in the calendar year for which the red zone of the Rolling Forecast Model under Section 10.4 is first effective and binding, Corautus shall be obligated to purchase in any year during the Term of this AGREEMENT at least the then current minimum volume for such year established under this Section 10.3.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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10.4.	Rolling Forecast

10.4.1	In order to try to plan future DRUG PRODUCT requirements for clinical and/or commercial supply during PERIOD THREE, Corautus shall provide three-year rolling forecasts with fixed and variable quantities and timelines. The first three-year Rolling Forecast shall be provided by Corautus no later than two years before the first delivery date requested by Corautus of DRUG PRODUCT in PERIOD THREE..

10.4.2	The details and timeline for the commercial manufacture of DRUG PRODUCT shall be done in accordance with the Rolling Forecast Model, which is attached to this AGREEMENT as Exhibit 18.

10.4.3	After the first forecast has been submitted by Corautus to BI Austria, successive forecasts shall be submitted on a quarterly basis at the latest on every first day of every new calendar quarter.

10.5.	Packaging/Labeling by BI Austria

As requested by Corautus, BI Austria shall package and label the DRUG PRODUCT during PERIOD THREE in accordance with the applicable MASTER BATCH RECORD and GMP at Corautus costs and BI Austria shall charge market prices as customary in the biopharmaceutical industry.

10.6.	Warehousing at BI Austria Facilities

10.6.1	BI Austria shall warehouse DRUG PRODUCT produced under GMP during PERIOD THREE. BI Austria shall warehouse DRUG PRODUCT free of charge up to the DATE AVAILABLE FOR DELIVERY plus a further ** months.

Upon expiry of the aforementioned ** month period BI Austria shall warehouse DRUG PRODUCT under GMP conditions at Corautus’ cost. BI Austria shall charge warehousing costs as customary in the biopharmaceutical industry.

10.6.2	DRUG PRODUCT not subject to FINAL RELEASE by Corautus shall be properly quarantined by BI Austria from DRUG PRODUCT which has undergone FINAL RELEASE.

10.6.3	During PERIOD THREE, Corautus shall specify the DATE(S) AVAILABLE FOR DELIVERY on the PURCHASE ORDER for DRUG PRODUCT. BI Austria shall review and approve any such PURCHASE ORDER within four (4) weeks of receipt. BI Austria is obligated to accept all PURCHASE ORDERS that are consistent with the terms of this AGREEMENT. BI Austria shall deliver on a timely basis the released DRUG PRODUCT in accordance with the PURCHASE ORDER and this AGREEMENT.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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10.6.4	Corautus shall be obligated to buy and BI Austria shall be obligated to manufacture only the quantities of DRUG PRODUCT which are subject of a PURCHASE ORDER.

10.6.5	On or before the DATE AVAILABLE FOR DELIVERY, BI Austria shall approve the BATCH RECORDS, investigate all deviations, perform the MANUFACTURER RELEASE and supply Corautus with documentation pursuant to Sections 11.3 for Corautus documentation review and batch FINAL RELEASE.

10.7.	Release

10.7.1	BI Austria shall be responsible for the MANUFACTURER RELEASE which shall be completed no later than ninety (90) calendar days from the Manufacturing Date of a batch.

10.7.2	Corautus is responsible for the FINAL RELEASE of DRUG PRODUCT which shall be performed no later than sixty (60) calendar days from the MANUFACTURER RELEASE.

10.7.3	BI Austria and Corautus shall establish an acceptable GMP procedure for BATCH RECORD review in accordance with Section 12.2. Original BATCH RECORDS will be completed and available for review on site at BI Austria by Corautus upon request after MANUFACTURER RELEASE of each clinical and/or commercial BATCH. The review and approval of BATCH RECORDS is detailed in the QUALITY AGREEMENT.

10.7.4	BI Austria will undertake all warehousing and distribution activities in accordance with GMP and the applicable SPECIFICATIONS, as detailed in the QUALITY AGREEMENT.

11.	SHIPMENT OF DRUG PRODUCT

11.1	All DRUG PRODUCT (and any samples thereof) shall be shipped to Corautus according to the Incoterm 2000 EXW (“ex works”) BI Austria’s facility.

11.2	Corautus shall be responsible for obtaining any import license or other official authorization and carrying out any other customs formalities necessary for importation of the DRUG PRODUCT, and for paying for all customs formalities as well as duties, taxes, and other official charges payable upon importation.

11.3	Drug Product Delivery and Delivery Documents

11.3.1	For DRUG PRODUCT manufactured and shipped during PERIOD TWO AND PERIOD THREE, BI Austria shall submit an invoice together with a packing list and a certificate of analysis (“COA”). For DRUG PRODUCT manufactured under GMP BI Austria shall also issue and submit a certificate of compliance (“COC”).

11.3.2	The invoice shall state the quantity of DRUG PRODUCT in such shipment and the price therefore in accordance with Section 17.1.1 of this AGREEMENT. All invoices and other

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delivery documents shall be sent via fax to Corautus’ address for notices hereunder. Corautus shall pay BI Austria for all invoiced DRUG PRODUCT amounts in accordance with Section 17.

11.3.3	In the event that DRUG PRODUCT which has been ordered by Corautus pursuant to a PURCHASE ORDER is not shipped to Corautus within ninety (90) calendar days of FINAL RELEASE for reasons attributable to Corautus (e.g. lack of shipping instructions, etc.) the risk of the deterioration or perishing of the DRUG PRODUCT for whatever reason passes to Corautus unless such deterioration or perishing was caused by a willful or grossly negligent act or omission by BI Austria. However, BI Austria shall continue to warehouse DRUG PRODUCT in accordance with Section 10.6. BI Austria shall render invoice and Corautus shall pay for such DRUG PRODUCT when the invoice becomes due. BI Austria is entitled to claim reimbursement for storage costs incurred after expiry of the ninety (90) calendar day time limit.

11.4	Ownership and Insurance Liabilities

11.4.1	BI Austria shall retain title to the work-in progress and to any batch which has not yet been paid for in full by Corautus. However, this does not affect Corautus rights set forth in Section 5.1.3, 20.1.2 and 20.2.1 of this AGREEMENT. Title to a batch shall pass to Corautus on payment in full to BI Austria for the batch.

11.4.2	Corautus shall obtain the appropriate insurance on the batch when the batch is shipped from BI Austria facilities.

11.4.3	BI Austria shall hold appropriate insurance for the work-in-progress and batches which are on site at BI Austria facilities.

12.	DOCUMENTATION

12.1	BI Austria will retain complete, accurate and authentic documents and records created by BI Austria for each batch, as required by GMP.

12.2	During the initial manufacture of GMP batches there will be a qualification period in which Corautus will undertake to qualify BI Austria as a manufacturer of DRUG PRODUCT (“Qualification Period”). The PARTIES agree that during the Qualification Period BI Austria shall copy and send the full batch documentation for ** batches (i.e. the ** for Ph II, the ** for Ph III and the ** CONFORMANCE BATCHES) to Corautus.

12.3	The documents to be sent to Corautus during the Qualification Period and after the Qualification Period are set forth in the QUALITY AGREEMENT.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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12.4	Documents and records created by and for BI Austria shall be in German or English. The specific documents to be drafted in English or for which BI Austria will provide English language translations all at the expense of BI Austria except as provided in Section 12.4.1 are listed in Exhibit 19.

12.4.1	The translation cost of that portion of Exhibit 19 which consists of Procedures of Analytical Methods (bullet 4 on Exhibit 19) shall be borne equally by the PARTIES, with the total estimated cost of such translations not to exceed Euro 10.000.

12.4.2	Documents other than those listed in Exhibit 19 shall only be provided if agreed to by BI Austria. Translation costs shall be borne by Corautus.

12.5	In addition to the documents BI Austria shall provide under Section 12.3, BI Austria shall provide a trend analysis of the process which will include in-process data and results of tests reported in the COA for the GMP batches. All data on the CONFORMANCE BATCHES will be provided in the respective validation documentation. During PERIOD THREE the trend analysis shall be provided in the Annual Product Review, as such term is defined in the Quality AGREEMENT.

12.6	All documentation shall be available on-site at the BI Austria facilities for Corautus’ review.

13.	QUALITY CONTROL AND QUALITY MANAGEMENT

13.1	Validation Services

13.1.1	Validation Master Plan

The PARTIES shall agree on a VALIDATION master plan which shall establish the priorities and timetable for validating all critical systems, processes, tests and equipment, among other things. Consideration shall be given to whether currently validated systems, processes and tests need to be re-validated by BI Austria. Based on the VALIDATION master plan, individual VALIDATION protocols shall be created.

13.1.2	Facility, Equipment and Utility Qualification

BI Austria shall validate the systems, if not currently validated, relevant for the manufacture of DRUG PRODUCT. VALIDATION of critical systems not already validated will be done in accordance with specified individual validation protocols, to be approved by BI Austria Quality Management.

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13.1.3	Process

BI Austria shall validate processes critical to the manufacturing of DRUG PRODUCT including operation of sterilizers, bioreactor controls, chromatography processes, filtration equipment and cleaning. VALIDATION of the processes will be done in accordance with specified individual validation protocols to be approved of by BI Austria Quality Management. Corautus shall have the right to review and approve all product-specific VALIDATION protocols and final reports. The timelines for such review and approval shall be agreed upon by the Project Teams of the PARTIES.

13.1.4	Test Methods

BI Austria shall validate those test methods which control critical characteristics or processes in the manufacture of DRUG PRODUCT, including, without limitation, yield, purity and bioburden. Corautus shall have the right to review and approve all product-specific test method VALIDATION protocols and final reports. The timelines for such review and approval shall be agreed upon by the Project Teams of the PARTIES.

13.2	Quality Control

13.2.1	BI Austria shall maintain a separate Quality Control unit which shall operate separately from the production staff for ensuring Quality Control in the manufacture of DRUG PRODUCT.

13.2.2	The Quality Control unit at BI Austria will conduct the testing of raw materials, resins and consumables, packaging components, in-process products, and DRUG PRODUCT.

13.3	Quality Management

13.3.1	BI Austria shall maintain a Quality Management unit, which will be separate from the Quality Control unit and production staff. The responsibilities of the Quality Management unit are detailed in the QUALITY AGREEMENT.

13.3.2	BI Austria’s Quality Management unit shall review and approve all BATCH RECORDS and shall investigate all deviations on such BATCH RECORDS on a timely basis, but in any event within ninety (90) calendar days from the Manufacturing Date of a BATCH. BI Austria shall follow-up with corrective and preventive actions, as required.

13.3.3	BI Austria’s Quality Management unit shall also ensure that BI Austria’s facilities and manufacturing operations for DRUG PRODUCT are in compliance with the SPECIFICATIONS, GMP, BI Austria’s SOPs and with any other applicable law or regulation governing a contract manufacturer of biopharmaceuticals domiciled in Austria and in effect during the time of manufacture of DRUG PRODUCT.

13.3.4	The Quality Management unit at BI Austria shall maintain appropriate SOPs, review and approve VALIDATION protocols, review proposed process changes and determine whether re-validation is required, approve all procedures or applicable SPECIFICATIONS, particularly those effecting identity, quality and purity of DRUG PRODUCT.

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13.3.5	The BI Austria Quality Management unit shall ensure that changes in packaging, equipment, processes, warehousing and distribution that could affect DRUG PRODUCT effectiveness or DRUG PRODUCT characteristics are re-validated.

13.4	Change Control

BI Austria shall inform Corautus of changes to DRUG PRODUCT-specific master manufacturing and testing documentation. Corautus shall review and approve such changes prior to implementation. The details on Change Control are specified in the QUALITY AGREEMENT.

14.	REGULATORY

14.1	Regulatory Compliance

14.1.1	BI Austria and Corautus shall exercise all reasonable skill, care and diligence customary in the industry in the performance of their duties under this AGREEMENT and in accordance with all applicable GMP-requirements.

14.1.2	BI Austria shall obtain and maintain all permits required under Austrian legislation in order to manufacture DRUG PRODUCT. BI Austria shall file and maintain for its facility in Austria a Site Master File and a Drug Master File which will be provided or made available to the HEALTH AUTHORITIES whenever requested.

14.1.3	BI Austria shall notify Corautus within seven (7) days of receipt of any communication with any HEALTH AUTHORITY concerning the manufacture of DRUG PRODUCT and shall co-operate with Corautus in the scheduling of any planned inspection concerning the manufacture of DRUG PRODUCT.

14.1.4	In the event BI Austria receives a Form 483 notice from the FDA or any equivalent European notice with respect to its facilities, its manufacturing processes, its Quality Control and Quality Management or the SOPs concerning or impacting DRUG PRODUCT, it shall advise Corautus within thirty (30) calendar days of receipt of such notice.

14.2	Manufacturing Audits and Regulatory Inspections

14.2.1	Corautus rights and obligations with regard to audits and regulatory inspections are set forth in the QUALITY AGREEMENT.

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14.2.2	BI Austria shall take immediate steps to address and correct any/all concerns raised by a HEALTH AUTHORITY, including, without limitation, fully cooperating with Corautus in securing FDA acceptance of BI Austria as the manufacturer of the DRUG PRODUCT and will correct any deficiencies or perform any modifications that prevent it from being so accepted as follows:

(i) Issues which are raised as a result of a regulatory inspection and which are quality system violations or deficiencies or facility deficiencies which do not solely and specifically relate to DRUG PRODUCT shall be timely corrected at BI Austria’s costs.

(ii) With regard to any other modifications required by any HEALTH AUTHORITY which are related to the manufacturing process of DRUG PRODUCT, the parties shall seek a mutually convenient solution as to the sharing of costs for such modifications.

(iii) If the PARTIES do not reach an agreement in writing on the sharing of costs within ninety (90) days of the notification by the HEALTH AUTHORITY of the changes required pursuant to subsection (ii) of this Section or if BI Austria fails to comply with its obligations under subsection (i) of this Section, Corautus may, but is not obligated to, terminate this AGREEMENT pursuant to Section 27.2.2.

14.3	Regulatory Filings

14.3.1	The PARTIES will mutually agree as to each PARTY’s responsibilities in ensuring the requisite information required for the regulatory filings is available and submitted. The PARTIES shall work together to ensure all necessary and sufficient information and data for the Chemistry Manufacturing and Control (“CMC”) section of any regulatory filing is completed as required and which shall include BI Austria’s participation in the writing of, and approval of, the sections of the CMC sections directed to the DRUG PRODUCT as produced by BI Austria. Any CMC section shall be written in English. BI Austria shall cooperate with Corautus at Corautus’ expense to fulfill its obligations necessary for such regulatory filings.

14.3.2	Corautus shall submit any regulatory correspondence, submissions or updates thereof by Corautus with any regulatory authority concerning DRUG PRODUCT or manufacture of DRUG PRODUCT at the BI Austria facilities for review and approval in writing by BI Austria prior to making them available to such regulatory authority. The timelines for BI Austria’s review and approval of such documents shall not exceed thirty (30) days unless otherwise agreed between the PARTIES.

15.	CORAUTUS’ ACCESS TO BI AUSTRIA FACILITIES

15.1	Corautus shall have the right to have technical personnel, namely two (2) employees, present in the production facilities during GMP manufacturing campaigns of DRUG PRODUCT.

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15.2	Corautus personnel may be in attendance during clinical and/or commercial manufacture of DRUG PRODUCT during a scheduled audit or at request by BI Austria.

15.3	BI Austria shall accommodate Corautus personnel during such visits by providing an office area with access to photocopiers, telephone (voice and data) and facsimile.

16.	DISPUTE RESOLUTION FOR NON-CONFORMING DRUG PRODUCT

16.1	Rejection Procedure / Confirmatory Third PARTY Testing

16.1.1	Within forty-five (45) calendar days of receipt of any DRUG PRODUCT during PERIOD TWO or PERIOD THREE at such destination as may be designated by Corautus, Corautus may perform such sampling and tests to determine whether the DRUG PRODUCT meets the applicable DRUG PRODUCT SPECIFICATIONS, GMP and the other requirements of this AGREEMENT. If Corautus rejects any DRUG PRODUCT in accordance with this Section 16.1.1, Corautus shall within such forty-five (45) working days of receipt of such DRUG PRODUCT inform BI Austria of its rejection of the batches of DRUG PRODUCT and the reasons therefor.

16.1.2	If Corautus does not so notify BI Austria, Corautus shall be deemed to have accepted the batches.

16.1.3	If the PARTIES disagree as to whether or not the said quantity of DRUG PRODUCT is non-conforming, then BI Austria shall re-test the respective retain samples, and other samples as agreed between the PARTIES.

16.1.4	If the PARTIES continue to disagree as to whether or not the said quantity of DRUG PRODUCT meets DRUG PRODUCT SPECIFICATIONS, or is GMP grade, and suitable for FINAL RELEASE, then such disagreement shall be submitted to the Steering Committee (see Section 18.8) for dispute resolution.

16.1.5	If the Steering Committee can not resolve such disagreement, a qualified independent party, acceptable to both PARTIES, will determine from a scientific perspective if the DRUG PRODUCT meets DRUG PRODUCT SPECIFICATIONS, is GMP grade and suitable for FINAL RELEASE. The resulting scientific determination will be final and binding on BI Austria and Corautus. BI Austria will bear all cost of the third party evaluation if the testing demonstrates that the DRUG PRODUCT is non-conforming. If the DRUG PRODUCT is determined to be conforming, then Corautus shall bear all costs of the third party evaluation.

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16.2	Replacement

16.2.1	If, during PERIOD TWO or PERIOD THREE, any DRUG PRODUCT is confirmed to be non-conforming in accordance with Section 16.1.5, BI Austria will promptly or, if the DRUG PRODUCT needs to be remanufactured, no longer than within six (6) months after Corautus’ or any consignee’s receipt of such non-conforming DRUG PRODUCT, at Corautus’ option either replace such non-conforming DRUG PRODUCT or credit Corautus for such DRUG PRODUCT if already paid for by Corautus, provided, that BI Austria is notified promptly in writing (including a reasonable description of the alleged non-conformance) upon discovery of any non-conformance of the DRUG PRODUCT. Other than replacement of non-conforming DRUG PRODUCT and associated shipping and restocking charges and as otherwise provided in Section 23.2, subsection (b) and (c), BI Austria shall not be liable for any further claims by Corautus resulting from such delivery of non-conforming DRUG PRODUCT. Section 23.5 applies to any liability of BI Austria under this Section 16.2.

16.2.2	If in the good faith judgment of Corautus, it is necessary or appropriate to withdraw or recall DRUG PRODUCT or issue an advisory letter regarding the DRUG PRODUCT, then Corautus may undertake such withdrawal, recall or issue such advisory letter after consultation with BI Austria. Any withdrawal or recall of DRUG PRODUCT shall be in the sole discretion of Corautus. BI Austria will cooperate fully with Corautus in the event of any recall or withdrawal and will provide at Corautus’ expense, such assistance in connection therewith as Corautus may reasonably request.

16.2.3	Any confirmed non-conforming PRODUCT shall at the option of BI Austria either be returned to BI Austria’s facilities or destroyed in either case at BI Austria’s costs.

16.2.4	Any DRUG PRODUCT delivered by BI Austria as replacement of non-conforming DRUG PRODUCT shall be manufactured, tested, released, stored and delivered in accordance with the TESTING SPECIFICATIONS and the MASTER BATCH RECORDS reviewed and approved by Corautus, the QUALITY AGREEMENT, GMP and all applicable laws, regulations and ordinances as required in the TERRITORY.

16.3	Stock Build-up

16.3.1	Both PARTIES shall stock reasonable quantities of DRUG PRODUCT in order to cope with potential temporary inabilities to supply. Such obligation shall become effective one year from the first approval of DRUG PRODUCT.

16.4	Unforeseeable Quality Problems

16.4.1	In case BI Austria’s failure to deliver DRUG PRODUCT is due to quality problems that were unforeseeable for BI Austria and were not caused by any negligent act or omission by BI Austria, then BI Austria shall perform an investigation to determine the cause for such quality problems which shall be completed within a maximum of four (4) months from notice of BI Austria’s Quality Management.

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16.4.2	On the basis of the outcome of this investigation the PARTIES shall decide on the further course of action with the involvement of the Steering Committee. The quantities of DRUG PRODUCT ordered by Corautus shall either be taken, as far as possible, from stocks at BI Austria, Corautus or its licensee and/or shall be manufactured and delivered by BI Austria within further five (5) months following completion of the investigation. In case BI Austria does not succeed in solving such quality problems within maximum nine (9) months from notice of BI Austria’s Quality Management, Corautus shall have the right to terminate the AGREEMENT.

17.	PRICES AND PAYMENTS

17.1	Prices for the SERVICES

17.1.1	The prices for each work package of the SERVICES to establish the production process for DRUG PRODUCT in PERIOD ONE and PERIOD TWO shall be set forth in Exhibit 16. The prices for DRUG PRODUCT-specific equipment (Section 4.1.) shall be paid according to the payment schedule set forth in Exhibit 16. In the event a task as set forth in Exhibit 7 is re-scheduled the PARTIES shall discuss and agree on an adjustment of the payment schedule. Rescheduling of the CONFORMANCE BATCHES shall be subject to Section 6 and Section 7.2. Any work package shown in Exhibit 7 as an estimate is a good faith estimate of the cost for such work package. BI Austria and Corautus shall together define the final scope of such work packages with the objective not to exceed the estimated prices.

17.1.2	The assumptions underlying the SERVICES to be performed by BI Austria and for the price calculation are defined in Exhibit 20. The price calculations, however, will not be adjusted in the event the assumptions prove to be invalid, except for in the case of the invalidity of those assumptions listed on Exhibit 20 that are expressly shown thereon to effect pricing.

17.1.3	Any services requested by Corautus in writing, in excess of the SERVICES shall be remunerated additionally by Corautus. BI Austria and Corautus shall conduct good faith negotiations as to the extent and price of such additional services. Prior to performing any services in excess of the SERVICES, BI Austria shall notify Corautus in writing that it considers such services to be excess.

17.2	Prices for DRUG PRODUCT during PERIOD THREE

17.2.1	During PERIOD THREE the prices for the DRUG SUBSTANCE and the DRUG PRODUCT for market supply and further clinical trials shall be fixed by the PARTIES in accordance with the price formula given in Exhibit 24. Thereafter, the price will be adjusted on an annual basis pursuant to the following subsections. Prior to any adjustment notified by BI Austria, BI Austria shall provide to Corautus the basis for such adjustment as set forth in subsections (i) and (ii) of this Section 17.2.1. together with such data as is reasonably necessary to confirm the

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accuracy of the adjustment. The price adjustment shall be determined as of October 31 of each year with effect for January 1 of the following year and shall be subject to the following principles, unless otherwise agreed by the PARTIES:

(i) Price Adjustment/Indexing. For the part of the purchase price for the DRUG PRODUCT which is based on the general costs of BI Austria (those costs which are not specific for the DRUG PRODUCT), the adjustment will reflect the average of the figures of the annual percentage modification in the (a) National Consumer Price Index and (b) the Negotiated Standard Wage Rate Index, shown in the statistic monthly report of the Oesterreichische Nationalbank (current: http://www.oenb.at). The basis for the calculation of the increase shall be the monthly report of the Oesterreichische Nationalbank for the month in which the price for the DRUG PRODUCT has been fixed by the PARTIES for the first time.

(ii) Adjustment of Direct and Actual Costs. The purchase price will comprise an amount for direct and actual costs to BI Austria of (a) raw materials and consumables, (b) dedicated non capital-equipment and (c) services supplied to BI Austria by third parties (“Third PARTY Materials and Services”) utilized in the manufacture of DRUG PRODUCT. If the accumulated direct and actual costs incurred by BI Austria deviate more than three percent (3%) from those indicated by BI Austria when the purchase price was fixed, then the purchase price may be adjusted accordingly. In any event, BI Austria will provide to Corautus access to full and complete records of receipts or invoices paid by BI Austria resulting from the purchase of Third PARTY Materials and Services used to manufacture the DRUG PRODUCT. Upon the written request of Corautus and at Corautus’ expense, an independent accountant acceptable to both PARTIES shall have access during normal business hours to the actual receipts and invoices paid by BI Austria relating to the purchase of Third PARTY Materials and Services, as may be reasonably necessary to verify the accuracy of the payment records furnished by BI Austria. If such review of the receipts and invoices shows a discrepancy between the amount BI Austria paid and the amount charged to Corautus, then the PARTIES will promptly meet and resolve such discrepancy. In any event, any overpayment by Corautus for direct and actual costs to BI Austria shall be fully creditable against future amounts payable to BI Austria (or refunded to Corautus upon request by Corautus).

17.3	Taxes

17.3.1	The prices for the DRUG PRODUCT supplied by BI Austria under this AGREEMENT shall be exclusive of all export, import, sales, use or excise taxes, VAT, duties, tariffs, federal, state or local tax, or any other taxes levied on the delivery of the DRUG PRODUCT pursuant to this AGREEMENT in the TERRITORY. Such taxes shall be borne by Corautus or the consignees designated by Corautus, respectively.

17.4	Currency

17.4.1	All payments to BI Austria by Corautus pursuant to this AGREEMENT shall be made in Euro and by wire transfer to the account(s) specified by BI Austria on the respective invoice.

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17.5	Terms of Payment

17.5.1	All payments by Corautus to BI Austria shall be made within thirty (30) days of the submission of the appropriate original invoice by BI Austria detailing the matter to which the invoice applies and the price in Euros. Invoices shall be sent via fax and by mail to Corautus’ address for notices hereunder. Payments made thirty (30) or more days after they are due shall bear interest at a rate of BI Austria’s current applicable interest rate for a ninety (90)-day commercial loan from its current bank, or the maximum interest allowable under applicable law, if lower.

17.6	Accrual Accounting

17.6.1	For accounting purposes, BI Austria may render invoice on the 31st of December of each year for all SERVICES and performance (work in progress) rendered until such date even if the entire work package to which such SERVICE and performance relates has not yet been completed.

18.	PROJECT MANAGEMENT, MEETINGS AND PLANNING

18.1	Each PARTY shall appoint a Project Manager for the course of the co-operation. All BI Austria and Corautus personnel involved in the manufacture of DRUG PRODUCT shall have the appropriate credentials, experience and training to conduct the work required of them under this AGREEMENT.

18.2	The day-to-day operational implementation of the PARTIES’ obligations and issues which may arise with respect to the manufacture of DRUG PRODUCT under this AGREEMENT shall be addressed by the Project Team as set forth in Exhibit 21. The Project Team shall be responsible for deciding operational and scientific issues. The Project Team must not make any decision which would result in an amendment of this AGREEMENT.

18.3	The Project Team shall consist of a team consisting principally of equal numbers of BI Austria and Corautus people. Each PARTY will appoint its representatives. Each member of the Project Team shall be a person of appropriate skill and experience. Either PARTY may change its own designated Project Team members.

18.4	There will be regularly scheduled telephone conferences and face-to-face meetings of the Project Team. These telephone conferences and meetings will include a report on progress made, scheduled production, problems encountered and next stages.

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18.5	Decisions of the Project Team shall be reflected in the approved minutes prepared alternately by the PARTIES. Minutes of telephone conferences shall be drawn up within five (5) business days and shall be deemed approved if they have not been objected to in writing by a PARTY within five (5) business days of receipt thereof and followed by issuance of two (2) copies of the minutes duly executed by the PARTIES’ Project Managers.

18.6	Minutes of face-to-face meetings shall be drawn up within ten (10) business days and shall be deemed approved if they have not been objected to within ten (10) business days of receipt thereof also followed by issuance of two (2) copies of the minutes duly signed by the PARTIES’ Project Managers.

18.7	In the event that the Project Team is unable to reach agreement on any issue and is unable to make decisions arising out of operational and scientific issues then the matter will be referred to the Steering Committee for resolution.

18.8	The Steering Committee shall consist of the Project Manager of each PARTY and an equal number of representatives of each PARTY. Each PARTY shall appoint permanent representatives from among its employees. It is the expectation of the PARTIES that appointees will change infrequently. The Steering Committee shall be responsible for unanimously agreeing in good faith on all issues on which the Project Team has been unable to reach agreement on. The members of the Steering Committee are given in Exhibit 22.

18.9	The Steering Committee shall attempt in good faith to expeditiously and fairly resolve all issues before it. In the event that the Steering Committee is unable to resolve any issue before it within three (3) weeks from the date that such issue is referred to it, such issue shall be referred to the Chief Executive Officer of BI Austria and the Chief Executive Officer of Corautus for prompt, good faith resolution. If such individuals do not reach agreement on such issue within three (3) weeks of such referral, then each PARTY shall be free to pursue all available legal remedies.

19.	CONFIDENTIAL INFORMATION

19.1	A PARTY receiving CONFIDENTIAL INFORMATION from the other PARTY hereunder shall not disclose such information to any third party, except to those of its employees, directors and/or officers who are bound by the terms of this AGREEMENT, who have a legitimate need to know such received Information for the Purpose of this AGREEMENT or for corporate reporting purposes and who are legally or contractually bound in writing to keep such Information proprietary. For purposes of the foregoing, BI Austria may disclose such Information to employees, directors and/or officers of Boehringer Ingelheim GmbH, Ingelheim, Germany, and Boehringer Ingelheim Pharma GmbH & CoKG, Ingelheim, Germany subject to the terms of this Section 19. Either party may disclose CONFIDENTIAL INFORMATION to such professional advisors who are bound by statutory confidentiality obligations (e.g., lawyers, tax consultants, accountants). Disclosure to other third parties (e.g.

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distributor, financial partners) shall only be permitted upon prior written consent of the other PARTY and after conclusion of a separate non-disclosure agreement between the PARTIES and the relevant third party under confidentiality terms at least as stringent as those set forth herein. Furthermore, disclosure of CONFIDENTIAL INFORMATION shall be permitted as set forth in Section 19.2. .

19.2	Each PARTY shall keep CONFIDENTIAL INFORMATION in strict confidence, use it solely for the purposes authorized herein and shall not disclose such information, except as set forth in Section 19.1, for a period extending ten (10) years from the termination of all manufacturing of DRUG PRODUCT for Corautus by BI Austria according to this AGREEMENT, except as follows:

19.2.1	To the extent such information is or becomes general public knowledge through no fault of the recipient PARTY; or

19.2.2	To the extent such information can be shown by contemporaneous documentation of the recipient PARTY to have been in its possession prior to receipt thereof hereunder; or

19.2.3	To the extent such information is, as shown by contemporaneous documentation of the recipient PARTY, received by the recipient PARTY lawfully from a third party lawfully in possession of the CONFIDENTIAL INFORMATION; or

19.2.4	To the extent such information can be shown by contemporaneous documentation of the recipient PARTY to have been independently developed by the recipient PARTY; or

19.2.5	Either PARTY may disclose to third parties or make public the INVENTIONS it owns pursuant to Section 20.2.

19.2.6	To the extent required by law, by local authorities for regulatory purposes or is necessary to perform its obligations under this AGREEMENT, in which case, the recipient PARTY may disclose the information if the recipient PARTY gives the other PARTY prior notice of such disclosure and an opportunity to comment upon the content of the disclosure.

19.2.7	On or about 4 December 2003 the PARTIES entered into a Confidential Disclosure AGREEMENT (“CDA”) governing the disclosure and use of information concerning the matters addressed in this AGREEMENT. The CDA is deemed cancelled as of the Effective Date of this AGREEMENT and all information exchanged under the CDA shall be subject to the confidentiality provisions of this AGREEMENT and shall be deemed to have been exchanged after the EFFECTIVE DATE of this AGREEMENT.

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20.	INTELLECTUAL PROPERTY

20.1.	Ownership of INTELLECTUAL PROPERTY

20.1.1	BI Austria shall retain all ownership rights to INTELLECTUAL PROPERTY owned or controlled by BI Austria (“BI Austria INTELLECTUAL PROPERTY”) (a) prior to the EFFECTIVE DATE, or (b) after the EFFECTIVE DATE excluding INVENTIONS.

20.1.2	Corautus shall retain all ownership rights to INTELLECTUAL PROPERTS owned or controlled by Corautus (“Corautus INTELLECTUAL PROPERTY”) (a) prior to the EFFECTIVE DATE, or (b) after the EFFECTIVE DATE excluding INVENTIONS.

20.2.	Ownership of INVENTIONS

20.2.1	Any INVENTION which relates to the biological and pharmaceutical properties of DRUG PRODUCT or its progeny, any modifications thereto or the applications thereof and which is generated during the term of this AGREEMENT shall be owned exclusively by Corautus (“Corautus INVENTION”).

20.2.2	Any INVENTION which relates to manufacturing, production processes and/or devices and which is generated during the term of this AGREEMENT shall be exclusively owned by BI Austria (“BI Austria INVENTION”).

20.3.	License Grants

20.3.1	Corautus shall grant to BI Austria a non-exclusive, world-wide, royalty-free license for the term of this AGREEMENT to use such Corautus INTELLECTUAL PROPERTY and Corautus INVENTIONS as necessary for the manufacture of DRUG PRODUCT for and only for Corautus.

21.	PROSECUTION

21.1.	Corautus shall be solely responsible for the filing, prosecution and maintenance of all INTELLECTUAL PROPERTY which is owned by Corautus.

21.2.	BI Austria shall be solely responsible for the filing, prosecution and maintenance of all INTELLECTUAL PROPERTY which is owned by BI Austria.

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22.	INFRINGEMENT OF PARTIES CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY

22.1.	Each PARTY shall promptly report in writing to the other PARTY during the term of this AGREEMENT any infringement, suspected infringement, unauthorized use or misappropriation by a third party of any CONFIDENTIAL INFORMATION, INTELLECTUAL PROPERTY or INVENTION of which it becomes aware, and shall provide the other PARTY with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation.

22.2.	Either PARTY may decide at its own discretion whether it is appropriate to initiate an infringement or other appropriate suit against any such third party

22.3.	The PARTIES shall keep each other promptly informed about the status of any infringement or suit relating to such infringement, and shall mutually provide all reasonable assistance in connection with such infringement or suit.

22.4.	The costs related to infringement or other suits shall be borne by the respective initiating PARTY.

22.5.	Any recovery of costs or damages which is received by either PARTY as a result of any legal action under this Section 22 shall be attributable to the respective PARTY. If both PARTIES initiate such action, any recovery of costs or damages shall be attributable to both PARTIES according to their share of the costs of such action.

23.	INDEMNIFICATION AND LIABILITY

23.1	Indemnification of BI Austria by Corautus against third party claims

Corautus shall indemnify and hold BI Austria and its AFFILIATES, and their respective directors, officers, employees and AGENTS harmless from and against any and all third party claims, losses, damages, injuries, liabilities, court costs, fines, penalties and expenses (including, but not limited to, reasonable attorneys’ fees), arising out of, resulting from or caused by, or claimed to arise out of, result from or be caused by

(a)	any marketing, distribution, sale or use of any DRUG PRODUCT supplied by BI Austria hereunder; or

(b)	any allegation by any third party of infringement of its intellectual property rights by Corautus or by any party from which Corautus is licensing INTELLECTUAL PROPERTY made available to BI Austria under this AGREEMENT; or

(c)	any culpable breach by Corautus of any of its representations, warranties or covenants under this AGREEMENT; or

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(d)	any negligent or reckless activities or omissions, or willful misconduct of Corautus, its officers, employees or AGENTS except to the extent such claims arise from the negligence, reckless activities or omissions or willful misconduct of BI Austria.

23.2	Indemnification of Corautus by BI Austria against third party claims

BI Austria shall indemnify and hold harmless Corautus, and its AFFILIATES, and their directors, officers, employees and AGENTS from and against any and all third party claims, losses, damages, injuries, liabilities, court costs, fines, penalties and expenses (including, but not limited to, reasonable attorneys’ fees), arising out of, resulting from or caused by, or claimed to arise out of, result from or be caused by BI Austria for any losses, claims, damages or liabilities arising from

(a)	any allegation by any third party of infringement by BI Austria of its intellectual property rights through the production of DRUG SUBSTANCE and/or DRUG PRODUCT; or

(b)	any culpable breach by BI Austria of any of its representations, warranties or covenants under this AGREEMENT; or

(c)	any negligent or reckless activities or omissions, or willful misconduct of BI Austria, its officers, employees or AGENTS in the performance of its obligations under this AGREEMENT except to the extent such claims arise from the negligence or reckless activities or omissions or willful misconduct of Corautus.

23.3	Notification of third party claims

If any claim is made for which a PARTY may seek indemnification from the other, the PARTY seeking indemnity (“Indemnitee”) shall promptly notify the other PARTY (“Indemnitor”) of the nature and basis of such claims and amounts thereof, to the extent known. In the event any action, suit or proceeding is brought against a PARTY with respect to which the other PARTY will have full liability hereunder, the other PARTY may, at its option and at its own expense, elect to assume the defense of any such action, suit or proceeding itself, and if it does not so elect, the PARTY having the action, suit or proceeding brought against it will assume the defense thereof. If a PARTY may have only partial liability for any such action, suit or proceeding, the PARTIES will come to an agreement on how best to defend any such action, suit or proceeding. Neither PARTY shall make any settlement of claims without the written consent of the other PARTY, which consent shall not be unreasonably withheld.

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23.4	Limitation of liability for third party claims

Each PARTY’s maximum aggregate liability to the other pursuant to Sections 23.1 and 23.2. shall in no event exceed ** Euros, except for gross negligence and/or willful misconduct for which there is no maximum.

23.5	Liability for non-third party claims

The maximum aggregate liability of each PARTY to the other for all causes of action arising out of or related to this AGREEMENT, excluding liability under Section 23.1 or Section 23.2. (for which the limitation of liability is set forth in Section 23.4), but including liability arising from a breach of this AGREEMENT or non-performance under this AGREEMENT shall not exceed the amounts paid or payable by Corautus to BI Austria up to the point of notification, up to a maximum of **. This limitation of liability shall not apply in the event of breach or non-performance by willful act or omission.

Additionally, each PARTY shall be entitled to the recovery of reasonable attorney’s fees from the other PARTY to the extent it prevails in arbitration or other proceedings pursuant to Section 30.3 of this AGREEMENT.

23.6	Disclaimer of consequential damages

Neither PARTY shall be liable to the other PARTY or its affiliates for any special, punitive, incidental, indirect or consequential losses or damages (including loss of profits, business or goodwill) arising out of or relating to such PARTY’s or its affiliates performance or failure to perform its obligations hereunder, even if advised of the possibility of such damages, provided, however, that nothing herein shall limit recovery by either PARTY for indemnification claims under Section 23.1 or 23.2 on the grounds that such indemnity claims are consequential damages.

23.7	Burden of proof

None of the provisions of this Section 23 shall change the statutory rules on the allocation of the burden of proof between the PARTIES.

24.	INSURANCE

Each PARTY shall maintain adequate general liability and product liability insurance in such amounts and with such scope of coverage as is customary in the biopharmaceutical industry with regard to manufacture, use and sale of a biopharmaceutical product . Either PARTY may any time after the EFFECTIVE DATE request the other PARTY to demonstrate the adequacy of the respective PARTY’s liability insurance.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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25.	REPRESENTATIONS AND WARRANTIES

25.1.	Representations and Warranties by BI Austria

25.1.1	BI Austria is a corporation duly organized, validly existing and in good standing under the laws of the Federal Republic of Austria, and has full corporate power to conduct the business in which it is presently engaged and to enter into and perform its obligations under this AGREEMENT.

25.1.2	BI Austria has taken all necessary corporate actions under the applicable laws and its articles of incorporation and bylaws to authorize the execution by its undersigned officers and consummation of this AGREEMENT.

25.1.3	BI Austria maintains all necessary permits and authorizations as required under laws and regulations applicable to a contract manufacturing organization domiciled in Austria.

25.1.4	The performance of the activities contemplated by this AGREEMENT will not conflict with any law or regulation applicable to BI Austria.

25.1.5	BI Austria is the rightful owner or licensee of any INTELLECTUAL PROPERTY that it may use in performing its obligations under this AGREEMENT and any INTELLECTUAL PROPERTY that it owns or controls for performing its obligations under this AGREEMENT has no defects of title, nor has any claim of infringement been threatened or asserted, nor is such a claim pending.

25.1.6	BI Austria will obtain Corautus’ written approval in advance of any changes concerning or having impact on the DRUG PRODUCT and as further defined in the QUALITY AGREEMENT.

25.1.7	Any DRUG PRODUCT delivered by BI Austria to Corautus designated carrier for shipment and which is designated for clinical use or market supply shall at the time of delivery to the carrier conform to the SPECIFICATIONS and be manufactured, tested and stored in accordance with the SPECIFICATIONS and in accordance with GMP, and other applicable federal, state and local laws and regulations.

25.1.8	At the time of delivery to the carrier during PERIOD TWO or PERIOD THREE, the DRUG PRODUCT shall not as the result of BI Austria’s undertakings or BI Austria’s failure to perform its undertakings as set forth in this AGREEMENT (i) be adulterated or misbranded within the meaning of Section 404 or 505 of the United States Food, Drug and Cosmetic Act, (“the Act”) as amended, and the regulations issued thereunder or within the meaning of any applicable state or local law, the adulteration and misbranding provisions of which are similar to the Federal Act, or (ii) be prohibited from being introduced into interstate commerce.

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25.2.	Representations and Warranties by Corautus

25.2.1	Corautus is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power to conduct the business in which it is presently engaged and to enter into and perform its obligations under this AGREEMENT.

25.2.2	Corautus has taken all necessary corporate action under the applicable laws and its articles of incorporation and bylaws to authorize the execution by its undersigned officers and consummation of this AGREEMENT.

25.2.3	The performance of the activities contemplated by this AGREEMENT will not infringe upon the rights of any third party, nor conflict with any law or regulation applicable to Corautus.

25.2.4	The INTELLECTUAL PROPERTY owned or controlled by Corautus and provided by Corautus to BI Austria under this AGREEMENT has no defects of title, nor has any claim of infringement been threatened or asserted, nor is such a claim pending.

25.2.5	Corautus warrants that it will provide all relevant information in its possession regarding the MCB and the CORAUTUS WCB to BI Austria, and the fitness of such cells for use in a multipurpose GMP production facility. Corautus further represents and warrants that such MCB and CORAUTUS WCB was prepared according to GMP and has previously been used in two multipurpose GMP facilities.

26.	TERM

The AGREEMENT shall commence on the EFFECTIVE DATE and shall continue in full force and effect for seven (7) years from grant of market authorization for a product containing the DRUG PRODUCT in the United States or Europe (the “Initial Term”). Thereafter, the AGREEMENT shall be automatically renewed for successive four (4) year periods, unless either PARTY gives the other PARTY written notice of termination at least twenty-four (24) months prior to the expiration of the Initial Term or any renewal period.

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27.	TERMINATION

27.1.	Termination by either PARTY

27.1.1	This AGREEMENT may be terminated by a PARTY, effective immediately upon written notice in the event:

(a)	The other PARTY has committed a material breach of the provisions of this AGREEMENT and such breach has not been cured within thirty (30) days (or such longer period provided below) from receipt of written notice issued by the non-breaching PARTY to the breaching PARTY that specifies material breach and that further states that the non-breaching PARTY may terminate the AGREEMENT if such breach is not cured within the cure period. The cure period for purposes hereof shall be thirty (30) days; provided, however, such cure period shall be extended if the identified breach is incapable of cure within thirty (30) days and if the breaching PARTY promptly commences efforts to cure the breach and diligently prosecute such cure; or

(b)	the other PARTY becomes insolvent, makes a general assignment for the benefit of its creditors, files a petition in bankruptcy, has an involuntary petition of bankruptcy filed against it and such petition is not dismissed within sixty (60) days, or has a receiver appointed for its property (“Insolvency”).

27.2	Termination by Corautus

27.2.1	Corautus may terminate this AGREEMENT if (a) Corautus’ development of the DRUG PRODUCT is placed on hold, suspended or stopped for scientific or medical reasons (including failure to achieve satisfactory results in clinical trials) and Corautus gives up clinical development of the DRUG PRODUCT for all indications, or (b) if the DRUG PRODUCT fails to become licensed by the FDA on or before** or, having become licensed, has such license suspended or revoked. In case of termination by Corautus for the reasons set forth in this Section 27.2.1 Corautus shall pay to BI Austria the sum of

(A) ** % of the price for the Task(s) (excluding Task 7) shown on Exhibit 16 which BI Austria has already performed and those in which BI Austria is then engaged at the date notice is given of termination, less amounts paid on such Task(s), plus

(B) ** % of the price for the next succeeding Task (other than Task 7) or, if purchase orders have been submitted for DRUG PRODUCT, ** of the price of such ordered DRUG PRODUCT, plus

(C) ** % of the scheduled payments for Task 7 (stability studies) in the six (6) calendar months following the month in which the notice of termination was given;

provided that Tasks 6 and 6(a) may not be commenced prior to **; and provided further, the price of Task 6 and Task 6(a) shall not be included in the above computation if on the date of termination Corautus still has the right to delay the commencement date of such Tasks under Section 6.

Model calculations are set forth in Exhibit 23 for explanatory purposes.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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27.2.2	Corautus may terminate this AGREEMENT (a) during PERIOD ONE if BI Austria, with or without fault, is unable to complete the Implementation Batches producing a yield and quality of DRUG SUBSTANCE and DRUG PRODUCT that meets the standards set forth on Exhibit 3 and 5 of this AGREEMENT; (b) during PERIOD ONE, PERIOD TWO or PERIOD THREE as permitted in Section 14.2.2 or Section 16.4.2 or Section 32.

In the event of termination by Corautus under this Section 27.2.2, Corautus shall pay to BI Austria **% of the cost of SERVICES already performed and intermediate products, DRUG SUBSTANCE and DRUG PRODUCT manufactured in accordance with a PURCHASE ORDER through the date of termination to the extent not already paid.

27.2.3	In the case of termination by Corautus for the reason set forth in 27.1.1, BI Austria shall

(a)	transition all of its manufacturing activities of the DRUG PRODUCT to a competent replacement GMP manufacturer selected by Corautus, including the provision of copies of such master documents and records required to enable such manufacturer to establish the manufacturing process;

(b)	deliver to Corautus the CORAUTUS WCB and the MCB, all materials supplied by Corautus to BI Austria and all work-in-progress of DRUG SUBSTANCE or of DRUG PRODUCT;

(c)	grant Corautus a non-exclusive worldwide and royalty-free license to use and permit the manufacturer selected in accordance with subsection (a) of this Section to use any INTELLECTUAL PROPERTY of BI Austria which is applied by BI Austria for the manufacture of DRUG PRODUCT.

27.3	Termination by BI Austria

27.3.1	Non-payment In the event Corautus fails to pay any amount due under this AGREEMENT within twenty (20) working days after receipt of the second written notice of such failure from BI Austria, the PARTIES shall convene a meeting at a mutually convenient location between senior management to resolve such payment dispute. In the event senior management cannot resolve such dispute within thirty (30) days of such meeting, either party may invoke the arbitration proceedings pursuant to Section 30 of this AGREEMENT. BI Austria shall have the right to suspend performance of the SERVICES or the manufacture of DRUG PRODUCT during such arbitration proceedings. Deviating from the foregoing, BI Austria shall not suspend the performance of the SERVICES or manufacture of DRUG PRODUCT if Corautus pays the disputed amount to BI Austria no later than when the respondent under the arbitration proceedings is requested by the arbitral tribunal to file its first answer to the claim. Any such payment shall be rendered by Corautus without prejudice.

27.3.2	In case of termination of this AGREEMENT by BI Austria in accordance with Section 27.1. or Section 27.3.1. or Section 35.2, Corautus shall pay to BI Austria the sum of

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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(a)	Termination during PERIOD ONE and PERIOD TWO:

(A) ** % of the price for the Task(s) (excluding Task 7) shown on Exhibit 16 which BI Austria has already performed and those in which BI Austria is then engaged at the date notice is given of termination, less amounts paid on such Task(s), plus

(B) ** % of the price of the next succeeding Task (other than Task 7) scheduled and DRUG PRODUCT ordered in the next succeeding twenty-four (24) months following the date termination notice is given, plus

(C) ** % of the scheduled payments in Task 7 (stability studies) in the six (6) months following the date notice is given of termination.

Model calculations are set forth in Exhibit 23 for explanatory purposes.

(b)	Termination during PERIOD THREE:

** % of the purchase price of the DRUG PRODUCT requested by Corautus in the Red and Blue Zone of the then current binding Rolling Forecast, plus ** % of the price of any ancillary services then requested by Corautus for the next succeeding ** months following the date termination notice is given, in each case to the extent not already paid.

Model calculations are set forth in Exhibit 23 for explanatory purposes.

28.	MITIGATION

28.1.	BI Austria will use reasonable commercial efforts to mitigate any payments by Corautus due upon termination.

28.2.	Corautus will use reasonable commercial efforts to mitigate any payments by BI Austria due upon termination.

29. EFFECT OF TERMINATION OR EXPIRATION

29.1.	Sections 20, 21, 22, 23, 24, 27, 28, 29, 30, 37 shall survive termination or expiration of this AGREEMENT (as the case may be) and shall remain in full force and effect.

29.2.	The provisions of Section 19 shall survive termination or expiration of this AGREEMENT (as the case may be) and shall remain in full force and effect for ten (10) years after termination or expiration of this AGREEMENT.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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29.3.	The provisions of Section 4.2. shall survive termination or expiration of this AGREEMENT (as the case may be) and shall remain in full force and effect for two (2) years after termination or expiration of this AGREEMENT.

29.4.	Termination of this AGREEMENT shall not release any PARTY from any liability for payment accrued or accruing to the other PARTY prior to the termination date.

29.5.	In the event of expiration, each PARTY shall promptly return to the other PARTY or destroy, at the election of the other PARTY, all of the other PARTY’s CONFIDENTIAL INFORMATION. Each PARTY shall maintain copies of documentation or samples as required by that PARTY under GMP and may also keep one copy or sample for legal archival purposes only. This obligation does not extend to any regulatory filings including CONFIDENTIAL INFORMATION; such filings may only be used further for regulatory purposes.

29.6.	Upon termination of this AGREEMENT for any reason and provided BI Austria receives all payments due by Corautus, BI Austria shall (i) make available all DRUG PRODUCT-specific equipment paid for by Corautus in accordance with Sections 4.1 and 4.1.1 and (ii) deliver all materials, including but not limited to samples, DRUG SUBSTANCE, DRUG PRODUCT, and intermediate products.

30.	GOVERNING LAW AND ARBITRATION

30.1.	This AGREEMENT shall be governed, construed and interpreted by the laws of Austria without reference to the conflict of laws provisions thereof. The application of the Convention on the International Sale of Goods (CISG) is expressly excluded.

30.2.	The PARTIES hereto agree to consult with each other and to use their best efforts to resolve any dispute amicably.

30.3.	If the PARTIES are unable to resolve any dispute arising under this AGREEMENT, a PARTY who desires to submit a dispute to arbitration shall deliver notice to that effect to the other PARTY. The PARTIES agree that all disputes between them arising out of or in connection with this AGREEMENT shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”) by one or three arbitrators appointed in accordance with the said rules. The place for arbitration shall be Zurich, Switzerland, and the proceedings shall be conducted in English language. In such arbitration, the arbitrator(s) shall apply the substantive laws of Austria. Unless otherwise designated by the arbitrator’s award, the PARTIES shall equally share the cost of the arbitrators. The award for arbitration shall be final and binding and may be enforced in any court of competent jurisdiction against Corautus or BI Austria. Notwithstanding the foregoing but without abrogating the AGREEMENT of the PARTIES to binding arbitration, Corautus and BI Austria shall each be entitled either prior to or during arbitration to seek and obtain injunctive or other equitable relief in any court of competent jurisdiction to preserve the status quo pending arbitration or to prevent the breach of this AGREEMENT.

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31.	WAIVER

31.1.	The failure by any PARTY at any time to enforce any of the terms or provisions or conditions herein or exercise any right hereunder shall not constitute a waiver of the same or affect the validity of this AGREEMENT or any part hereof, or that PARTY’s rights thereafter to enforce or exercise the same.

32.	FORCE MAJEURE

A PARTY shall not be held liable to the other for any delay in performance, part performance, defective performance or non-performance of that PARTY which is caused by or is a result of any circumstance beyond its reasonable control (force majeure). Without prejudice to the generality of the foregoing, industrial disputes, strike lockout, riots, mobs, fires, floods, or other natural disasters, civil strife, embargo, lack or failure of transport facilities, currency restrictions, or events caused by reason of laws, regulations or orders by any government, governmental agency or instrumentality (which are not related to facts, events or conditions that would also be a breach by such PARTY of its obligation under this AGREEMENT) shall be regarded as force majeure; provided, however, that the PARTY affected shall: give prompt written notice to the other PARTY of the date of commencement of the force majeure, the nature thereof, and expected duration; and shall use its best efforts to avoid or remove the force majeure to the extent it is able to do so; and shall make up, continue on and complete performance when such cause is removed to the extent it is able to do so. Either PARTY has the right to terminate this AGREEMENT with immediate effect, upon written notice to the other PARTY, should the force majeure continue for more than twelve (12) months following the first notification.

33.	SEVERABILITY

In the event that any provision of this AGREEMENT is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law or any relevant jurisdiction, the validity of the remaining provisions shall not be affected and the rights and obligations of the PARTIES shall be construed and enforced as if the AGREEMENT did not contain the particular provisions held to be unenforceable. Such invalid or unenforceable provisions shall be substituted by valid regulations, which achieve to the greatest extent possible the economic, legal, and commercial objectives of the invalid or unenforceable provisions.

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34.	NOTICES

All written communications, reports and notices between the PARTIES shall be in English and shall be delivered or sent by prepaid mail, registered mail (return receipt requested), Federal Express or other recognized overnight courier, or facsimile transmission (facsimile confirmation to be produced upon request) to the attention of the PARTY at the addresses designated below, or any other addresses of which either PARTY shall notify the other PARTY in writing.

Notices to BI Austria shall be to:

Boehringer Ingelheim Austria GmbH

Dr. Boehringer-Gasse 5 – 11

A-1121 Vienna

AUSTRIA

Notices to Corautus shall be to:

Corautus Genetics Inc.

75 Fifth Street, NW, Suite 313

Atlanta, GA 30308

USA

35.	ASSIGNMENT AND ENUREMENT

35.1.	Either PARTY shall have the right to assign this AGREEMENT and the rights and obligations hereunder to any of its AFFILIATES or to any party that is successor to the business interests of the assigning PARTY relating to the manufacturing of the Drug Product.

Each PARTY shall notify the other of any assignment without undue delay, in any event no later than concurrently with its first public announcement of such assignment.

35.2.	Notwithstanding the PARTIES’ rights set forth in Section 35.1, Corautus may not assign this AGREEMENT and/or any rights and/or obligations hereunder AGREEMENT to a direct competitor of BI Austria as named by BI Austria from time to time under Section 35.3. Any assignment in breach of the aforementioned sentence shall be null and void and entitles BI Austria to terminate this AGREEMENT with immediate effect. For purposes of this Section 35.2 an “assignment of this AGREEMENT to a direct competitor of BI Austria” shall mean: (i) a consolidation, merger or similar transaction of Corautus with or into such direct competitor; or (ii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or

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consolidation), in one or a series of related transactions, of all or substantially all of the assets of Corautus or of all or substantially all intellectual property rights of Corautus in VEGF-2 to a direct competitor; or (iii) any transaction that results in a representative of a direct competitor being on the Board of Directors of Corautus; or (iv) any transaction or disposition to which Corautus is a party that results in a direct competitor being entitled to exercise rights of Corautus under this AGREEMENT or to substantially enjoy the benefits of such rights of Corautus vis-à-vis BI Austria.

35.3.	Corautus may from time to time request in writing that BI Austria provide a list of its direct competitors. A direct competitor of BI Austria is any entity properly and timely listed by BI Austria under the procedure set forth herein and which is a contract manufacturing organization with manufacturing capacities which are comparable or superior to BI Austria in the field of the manufacture of pharmaceutical compositions via genetically modified microorganisms. Any entity not specifically named on the list, but which is directly or indirectly owned by a direct competitor listed by BI Austria, for the purpose of which “ownership” shall have the same meaning as set forth in Section 1.1, shall also be deemed to be a direct competitor. Corautus may make such request at any time, but not more than four (4) times per calendar year (including, but not limited to, at times during which Corautus is considering an assignment). BI Austria shall confirm receipt of such request and shall provide Corautus with a written list not to exceed ten (10) entities which are direct competitors of BI Austria and shall provide such list not later than fourteen (14) calendar-days after request. Additionally, BI Austria may provide such list at any time in its own discretion to Corautus, but not more than four (4) times per year. Any list provided by BI Austria that has not been requested by Corautus shall not be considered effective until seven (7) days after receipt by Corautus. Subject to the foregoing, each list provided by BI Austria shall supercede and replace all prior lists. Corautus may rely upon any list provided by BI Austria for a period of six (6) months or until any new list is received from BI Austria by Corautus and becomes effective. Once Corautus makes a public announcement of an assignment or intended assignment, BI Austria may not name as a direct competitor any entity named by Corautus in such announcement, and any list received by Corautus which contains the name of such entity which is not effective at the time of the announcement shall thereafter not become effective with regard to such entity. If Corautus announces an assignment or intended assignment with an entity which does not become effective within twelve (12) months of the date of the announcement, then BI Austria may thereafter name the entity with whom Corautus had announced such assignment or intended assignment on succeeding lists to be provided from BI Austria to Corautus under the terms hereof if such entity otherwise meets the definitions contained herein.

35.4.	This AGREEMENT shall be binding on all successors and permitted assignees.

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36.	INTEGRATION

This AGREEMENT represents the entire understanding of the PARTIES and supersedes all other agreements, expressed or implied, between the PARTIES concerning the subject matter herein, except the Confidential Disclosure AGREEMENT dated 4 December 2003.

No waiver, alteration, or modification of any of the provisions of this AGREEMENT shall be binding unless made in writing and signed by the PARTIES’ respective officers thereto duly authorized.

37.	PUBLICITY

Each PARTY shall maintain the confidentiality of all provisions of this AGREEMENT, and, without the prior consent of the other PARTY, neither PARTY shall make any press release or other public announcement of or otherwise disclose this AGREEMENT or any of its provisions to any third party, except for disclosures with the United States Securities and Exchange Commission and such disclosure as may be required by applicable law or governmental regulation. In the event that either PARTY is required to file this AGREEMENT with the United States Securities and Exchange Commission, that PARTY shall seek PARTIES confidential treatment of sensitive information of either PARTY (in particular, but not limited to trade secrets, confidential commercial or financial information) in this AGREEMENT. Prior to any submission, the PARTY required to make such submission shall inform the other party in writing about the submission and the extent to which confidential treatment is sought in order to enable the other PARTY to comment on such submission. The PARTY required to make the submission shall use all reasonable efforts to incorporate such comments.

IN WITNESS WHEREOF, the PARTIES hereto have caused this AGREEMENT to be executed by their duly authorized representatives.

CORAUTUS GENETICS Inc.			BOEHRINGER INGELHEIM
AUSTRIA GmbH

By:	/s/ Richard E. Otto	By:	/s/ Dr. Kurt Konopitzky
	Richard E. Otto		Dr. Kurt Konopitzky
	CEO & President		Head Div.Biophrmaceuticals/Operations

Date:	May 13, 2005	Date:	May 13, 2005

		By:	/s/ Prof. Rolf G. Werner

Prof. Rolf G. Werner
Head Corporate Division Biopharmaceuticals

		Date:	May 13, 2005

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LIST OF EXHIBITS

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Exhibit 1: CORAUTUS WCB

The WCB provided by Corautus (Lot No: 36732-2, for the provided amounts see Exhibit 13) was produced by Human Genome Sciences, Inc. in April 1999. A Certificate of Analysis is available to BI Austria. The utilized strain is **. Each vial of the 400 vial-bank contains 1.2 mL cell suspension stored in soytone with 30 % glycerol in liquid nitrogen.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 2: Description of DRUG SUBSTANCE

2.1.	Origin and description of the host organism

**

Figure 1. pVGI.1(VEGF2) Plasmid

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

2.2.	Sequence of the plasmid

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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2.3.	Description of the DRUG SUBSTANCE and its biochemical properties

pVGI.1(VEGF2) DRUG SUBSTANCE is a clear, colorless, and particle free plasmid DNA solution. **

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 3: DRUG SUBSTANCE SPECIFICATIONS

Implementation of Process into GMP Plant

Document A-1: Testing Requirement for the DRUG SUBSTANCE (1 mg/mL) from IMPLEMENTATION BATCHES

GMP Production for Phase II and III

Document B-1: DRUG SUBSTANCE SPECIFICATION (1 mg/mL) for release testing Document B-2: Diluted DRUG SUBSTANCE SPECIFICATION for release testing (133 µg/mL & 33 µg/mL) before Filling

Conformance Batches & Validation

Document B-1

Document B-2

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Document B-1: DRUG SUBSTANCE SPECIFICATION (1 mg/mL) for release testing

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Document B-2: Diluted* DRUG SUBSTANCE SPECIFICATION for release testing (133 µg/mL & 33 µg/mL) before Filling

**

*	Must be diluted with the released final formulation buffer.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 4: Description of DRUG PRODUCT

The drug product is an injectable form of plasmid DNA (pDNA) at 1 mg/mL or 0.133 mg/mL or 0.33 mg/mL, prepared from bulk pVGI.1 (VEGF2). **

Formulation Buffer

**

Formulation Buffer SPECIFICATIONS for IPC testing

**

Placebo SPECIFICATIONS for release testing

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 5: DRUG PRODUCT SPECIFICATIONS

Implementation of Process into GMP Plant

Document A-2: Testing Requirement for DRUG PRODUCT (1 mg/mL & 33 µg/mL) for IMPLEMENTATION BATCHES

GMP Production for Phase II and III

Document B-3: DRUG PRODUCT SPECIFICATION (1 mg/mL, 133 µg/mL & 33 µg/mL) for release testing

Conformance	Batches & Validation

Document B-3

A-2: Testing Requirement for DRUG PRODUCT (1 mg/mL, & 33 µg/mL) from IMPLEMENTATION BATCHES

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Document B-3: DRUG PRODUCT SPECIFICATION (** mg/mL, ** µg/mL & ** µg/mL) for release testing

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 6: FEASIBILITY STUDY

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 7: BI Austria SERVICES

#	Activities	# of Runs	Price [Euro]	Estimate only
1	TASK 0 Feasibility Study
2	**	**	**
3		**	**
4
5	TASK 1: ** Confirmatory Runs*
6	**		**
7	**	**	**
8	**		**
9		**	**
10
11	TASK 2: Optimization Package prior to Implementation
12	**		**
13		**	**
14

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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#	Activities	# of Runs	Price [Euro]	Estimate only
15	TASK 3 - Implementation
16	**	**	**
17	**	**
18	**	**	**
19	**	**	**	Est
20
21	TASK 3A - for Implementation runs
22	**	**	**	Est
23	**	**
24	**	**
25	**		**
26	**
27	**
28		**	**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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#	Activities	# of Runs	Price [Euro]	Estimate only
29	TASK 4 - Ph II Material (1 GMP batch)
30	**	**	**
31	**		**	Est
32	**	**	**
33	**	**	**
34	**	**	**
35	**	**	**
36	**	**	**
37	**		**
38
39	TASK 4 A: for Ph II run
40	**	**	**
41	**	**
42		**	**
43

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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#	Activities	# of Runs	Price [Euro]	Estimate only
44	TASK 5 - Ph III Material
45	**	**	**
46	**	**	**
47	**	**	**
48	**		**
49	**	**	**
50	**		**
51
52	TASK 5 A: for Ph III run
53	**	**	**	Est
54	**	**
55		**	**
56

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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#	Activities	# of Runs	Price [Euro]	Estimate only
57	TASK 6 - Validation Batches
58	**	**	**
59	**	**
60	**		**	Est
61	**		**	Est
62	**		**
63
64	TASK 6 A - Validation Batches
65	**	**	**	Est
66	**	**
67	**	**
68		**	**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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#	Activities	# of Runs	Price [Euro]	Estimate only
69	TASK 7 - Stability Studies
70	Subtask 7A - Cell Banks
71	**	**	**
72
73	Subtask 7B - Ph II
74	**	**	**
75	**	**	**
76	**	**	**
77	**	**	**
78
79	Subtask 7C - Ph III
80	**	**	**
81	**	**	**
82	**	**	**
83

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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#	Activities	# of Runs	Price [Euro]	Estimate only
84	Subtask 7D - Conformance Batches
85	**	**	**
86	**	**	**
87	**	**	**
88		**	**
89

90	TOTAL SUM		11,154,500

**

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 8: European Countries of the TERRITORY

Austria

Belgium

Cyprus

Czech Republic

Denmark

Estonia

Finland

France

Germany

Greece

Hungary

Iceland

Ireland

Italy

Latvia

Liechtenstein

Lithuania

Luxembourg

Malta

Netherlands

Norway

Poland

Portugal

Slovakia

Slovenia

Spain

Sweden

United Kingdom

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Exhibit 9: BI Austria patent estate (patent applications) for BI Austria plasmid DNA manufacturing technology

The patent estate listed below covers only such BI Austria patent estate as relevant for the Corautus DRUG SUBSTANCE and DRUG PRODUCT manufacture.

Patent Applicant: BI Austria

1.	Method and devices for producing biomolecules

2.	Fed-batch fermentation process for the production of plasmid DNA

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Exhibit 10: Corautus Patents applicable to DRUG SUBSTANCE and DRUG PRODUCT

Licensed from Human Genome Sciences, Inc. (HGS)

Title	Patent No. (App. No.)	Issue Date (Filing Date)
Vascular Endothelial Growth Factor 2	(08/207,550)	(03/08/1994)

Human Vascular Endothelial Growth Factor 2	6,608,182 (08/465,968)	08/19/2003 (06/06/1995)

Polynucleotides Encoding Vascular Endothelial Growth Factor 2	5,935,820 (08/824,996)	08/10/1999 (03/27/1997)

Vascular Endothelial Growth Factor 2	5,932,540 (08/999,811)	08/03/1999 (12/24/1997)

Vascular Endothelial Growth Factor 2	6,040,157 (09/042,105)	03/21/2000 (03/13/1998)

Vascular Endothelial Growth Factor 2	(09/107,997)	(06/30/1998)

The U.S patents and patent applications licensed from HGS includes any divisions, reissues, continuations, continuations-in-part, or extensions relating or corresponding to the patents and/or patent applications listed in the table above. The license from HGS also includes corresponding patents and patent applications from other jurisdictions not listed herein.

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Exhibit 11: Project Timelines

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 12: Documents provided by Corautus

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 13: Materials provided by Corautus

Date	Material Description	Quantity	Received Date
August 9, 2004	pVGI.1(VEGF2) Lot # GH00401-3 (as a Reference)	50 vials	Aug. 14, 2004
August 9, 2004	pVGI.1(VEGF2) Lot # GH00401-4	80 vials	Aug. 14, 2004
August 9, 2004	pVGI.1(VEGF2) Working Cell Bank (E. coli), Lot# 36732-2	15 vials	Aug. 14, 2004
October 11, 2004	pVGI.1(VEGF2) Working Cell Bank (E. coli), Lot 36732-2	50 vials	Oct. 14, 2004
March 7, 2005	pVGI.1(VEGF2) Lot # GH00401-3 (as a Reference)	150 vials	March 9, 2005
Pending	VEGF-2 Protein Standard, Lot# GH00404-C11, 3.9 mg/mL	TBD	N/A
Pending	Anti-VEGF-2 poly-antibody	TBD	N/A
Pending	CHO medium	TBD	As needed
Pending	pVGI.1(VEGF2) Master Cell Bank (E. coli), Lot# 36732	TBD	N/A

N/A: Will be provided after signing of the Manufacturing Agreement.

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Exhibit 14: Production areas for DRUG SUBSTANCE and DRUG PRODUCT

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 15: Documentation to be reviewed and approved by Corautus

•	Upstream and Downstream Processing MASTER BATCH RECORDS (Fermentation, Primary Recovery, Chromatographic Steps, Ultra-/Diafiltration and Bulk Filling) for CLINICAL BATCHES and commercial batches.

•	Sampling plans for CLINICAL BATCHES and commercial batches.

•	Analytical Procedures of transferred analytical methods, supplied by Corautus, or developed specifically for DRUG SUBSTANCE and DRUG PRODUCT by BI Austria.

•	RAW MATERIAL SPECIFICATIONS for RAW MATERIALS as specified in Exhibit 3 of the Quality Agreement.

•	Validation Protocols and Reports for process validation, cleaning validation and validation of transferred assays, as applicable.

•	Stability Protocols and Reports.

•	DRUG SUBSTANCE SPECIFICATIONS.

•	DRUG PRODUCT SPECIFICATIONS.

•	PLACEBO SPECIFICATIONS.

•	Validation master plan.

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Exhibit 16: Prices for the SERVICES and Payment Schedule

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Task **
TASK 0 Feasibility Study
**
INTERIM SUM #0
TASK 1: ** Confirmatory Runs*
**
**
INTERIM SUM #1
TASK 2: Optimisation Package prior to Implementation
**
INTERIM SUM #2
TASK 3 – Implementation
**
**
**
TASK 3A – for Implementation runs
**
**
**
INTERIM SUM #3
TASK 4 – Ph II Material (1 GMP batch)
**
**
**
**
**
**
TASK 4 A: for Ph II run
**
INTERIM SUM #4
TASK 5 – Ph III Material
**
**
**
**
TASK 5 A: for Ph III run
**
INTERIM SUM #5
TASK 6 – Validation Batches
**
**
**
**
TASK 6 A – Validation Batches
**
INTERIM SUM #6
TASK 7 – Stability Studies
**
**
**
**
INTERIM SUM #7
**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Task
TASK 0 Feasibility Study
**
INTERIM SUM #0
TASK 1: ** Confirmatory Runs*
**
**
INTERIM SUM #1
TASK 2: Optimisation Package prior to Implementation
**
INTERIM SUM #2
TASK 3 – Implementation
**
**
**
TASK 3A – for Implementation runs
**
**
**
INTERIM SUM #3
TASK 4 – Ph II Material (1 GMP batch)
**
**
**
**
**
**
TASK 4 A: for Ph II run
**
INTERIM SUM #4
TASK 5 – Ph III Material
**
**
**
**
TASK 5 A: for Ph III run
**
INTERIM SUM #5
TASK 6 – Validation Batches
**
**
**
**
TASK 6 A – Validation Batches
**
INTERIM SUM #6
TASK 7 – Stability Studies
**
**
**
**
INTERIM SUM #7
**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 89 of 139/ Confidential

Total Price [EUR]	**	**	**
		**	**
		**	**
		**	**
		**	**
		**	**

		Total [EUR]	11.154.500

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 17: Corautus pre-liminary, non-binding Forecast –in Commercialization

1. The quantities given below are “gram of DRUG SUBSTANCE”.

Territory	2007	2008	2009	2010
US	0	0	0	*	*

2. The quantities given below are “number of DRUG PRODUCT vials”.

Territory	Concentration	2007	2008	2009	2010
US	133.3ug/mL*	0	0	0	*	*
US	OR 33.3ug/mL*	0	0	0	*	*

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 18: Rolling Forecast Model

The Rolling Forecast Model has three different zones. Each zone is divided into calendar quarters. The first zone, containing the first four (4) quarters (Red Zone), are firm orders which can not be changed. The second zone, containing quarters 5 to 8 (Blue Zone), are a binding forecast where only one change for a given quarter is permitted. To make a change for a quarter in the Blue Zone, Corautus shall advise BI Austria in writing of the change. Changes which increase the forecast by **% or less do not require consent of BI Austria. If Corautus reduces the binding forecast for the Blue Zone by more than ** percent, then Corautus shall be obligated to pay for DRUG PRODUCT which was not ordered in excess of the ** percent reduction at the rate of ** percent of the unit price of the DRUG PRODUCT then in effect. Such payment will not be due prior to the quarter for which there has been a reduction of an amount in excess of ** percent and will not be due if and to the extent such reduction in a quarter is later on reversed by a higher forecast for the same quarter. The quarters 9 through 12 (Green Zone) are for information only and are not binding.

At least ** months prior to Corautus requested first delivery of DRUG PRODUCT in PERIOD THREE Corautus shall send a forecast for the ** calendar quarters of production (which forecast may commence on the first day of any calendar quarter). After the first forecast is given Corautus will update the forecast on a quarterly basis at the latest on the first day of each ensuing calendar quarter during the term of this AGREEMENT.

The forecast given by Corautus shall become binding no later than ** months prior to Corautus requested first delivery of DRUG PRODUCT in PERIOD THREE and all orders by Corautus shall be subject to the Rolling Forecast Model.

The rolling forecast is for vials of DRUG PRODUCT.

Corautus has submitted a non-binding rolling forecast under Section 10.2.2 of the AGREEMENT as shown on Exhibit 17 which has no effect. The table below is an example of the Rolling Forecast Model (these numbers do not reflect the actual quantity of DRUG PRODUCT to be manufactured in accordance with this AGREEMENT and serve for explanatory purposes only).

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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= firm order
= binding forecast (** % change allowed only once)
= forecast only for information
no cha.	= no further change allowed

Remarks:

Number of vials DRUG PRODUCT; numbers in thousands

Quarters in light color mean non-binding forecasts (“pre-notice period”) ending ** months prior to the first requested delivery date of DRUG PRODUCT.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 19: Documents to be provided by BI Austria in English

Specific documents shall be either drafted in English or translated into English, respectively (this applies to all production scales):

•	Translation: Upstream and Downstream Processing MASTER BATCH RECORDS (Fermentation, Primary Recovery, Chromatographic Steps, Ultra-/Diafiltration and Bulk Filling) for the first CLINICAL BATCH.

The changes made to the implementation batches shall be summarized (in English) and provided with the revised Upstream and Downstream Processing MASTER BATCH RECORDS for the first CLINICAL BATCH.

•	Translation: Revised Upstream and Downstream Processing MASTER BATCH RECORDS (Fermentation, Primary Recovery, Chromatographic Steps, Ultra-/Diafiltration and Bulk Filling) for the first commercial batch (all further revisions shall not be translated by BI Austria).

•	Translation: Sampling Plans for MASTER BATCH RECORDS for the first CLINICAL BATCH and for revised MASTER BATCH RECORDS for the first commercial batch.

•	Translation: All product-related Procedures of Analytical Methods, referenced in their corresponding Method Validation Protocols for Clinical Phase III.

•	Translation: RAW MATERIAL SPECIFICATIONS for RAW MATERIALS as specified in Exhibit 3 of the Quality Agreement.

•	Validation Protocols and Reports for process validation, cleaning validation and validation of transferred analytical methods (either in English or translated into English), as applicable.

•	Product-specific Technical Protocols and/or Reports for collection of data, transfer of validated methods or about development work.

•	Stability Protocols and Reports.

•	DRUG PRODUCT SPECIFICATIONS.

•	DURG SUBSTANCE SPECIFICATIONS.

•	Comments included in the filled-in German BATCH RECORDS during the manufacture for the batches as defined for the “Qualification Period” in the QUALITY AGREEMENT.

•	PLACEBO SPECIFICATION.

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•	Validation master plan.

•	COA.

•	COC.

•	This Quality Agreement.

•	Deviation summary reports.

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Exhibit 20: Mutually agreed Production Requirements

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 21: Project Team

Corautus

Surname	First Name	Position
**	**	Chief Scientific Officer
**	**	Quality Control &Assay Development
**	**	Project Manager
**	**	Pre-clinical Study & Manufacturing Operation
**	**	Quality Assurance

BI Austria

Surname	First Name	Position
**	**	Quality Management
**	**	Production, F&F
**	**	Project Manager
**	**	Production, Fermentation
**	**	Production, Purification
**	**	Quality Control
**	**	Process Science

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 22: Steering Committee

Corautus Genetics

Surname	Name	Position
**	**	Project Manager
**	**	Sr. VP and Chief Scientific Officer
**	**	Director, Preclinical Studies and Manufacturing Operation
**	**	VP, Finance

BI Austria

Surname	Name	Position
**	**	Project Manager
**	**	Head, Customer Relations & Projects
**	**	Head, Planning and Co-ordination
**	**	Head, Biopharmaceuticals/Operation

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 23: Termination Fee

Model calculation based on the scope of SERVICES as of the Effective Date of the AGREEMENT (price basis 2005).

All figures in Euro.

(A) Termination Fee due under Section 27.2.1 of the AGREEMENT

Case 1: Task 6 and 6(a) not included

The PARTIES acknowledge that any payments due for Task 7 are not included in this model calculation.

1. Termination Notice in PERIOD 1 (Task 3)

Payments due		Payments for Services	Payments due unless already paid	Termination Fee
PERIOD 1	** % Task 0	**	✓
	** % Task 1	**	✓
	** % Task 2	**	✓
	** % Task 3			**

PERIOD 2	** % Task 4			**

		Total Termination Fee due		2,870,650

2. Termination Notice in PERIOD 2 (Task 4)

Payments due		Payments for Services	Payment made upon Termination	Termination Fee
PERIOD 1	** % PERIOD 1	**	✓

PERIOD 2	** % Task 4			**
	** % Task 5			**

		Total Termination Fee due		2,065,750

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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3. Termination Notice in PERIOD 2 (Task 5)

Payments due		Payments for Services	Payments due unless already paid	Termination Fee
PERIOD 1	**% PERIOD 1	**	✓

PERIOD 2	** % Task 4	**	✓
	** % Task 5			**

		Total Termination Fee due		1,140,900

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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(A) Termination Fee due under Section 27.2.1 of the AGREEMENT

Case 2: Task 6 and 6(a) included

The PARTIES acknowledge that any payments due for Task 7 are not included in this model calculation.

1. Termination Notice in PERIOD 1 (Task 3)

Payments due		Payments for Services	Payments due unless already paid	Termination Fee
PERIOD 1	** % Task 0	**	✓
	** % Task 1	**	✓
	** % Task 2	**	✓
	** % Task 3			**

PERIOD 2	** % Task 4			**

		Total Termination Fee due		2,870,650

2. Termination Notice in PERIOD 2 (Task 4)

Payments due		Payments for Services	Payments due unless already paid	Termination Fee
PERIOD 1	**% PERIOD 1	**	✓

PERIOD 2	** % Task 4			**
	** % Task 5			**

		Total Termination Fee due		2,065,750

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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3. Termination Notice in PERIOD 2 (Task 5)

Payments due		Payments for Services	Payments due unless already paid	Termination Fee
PERIOD 1	**% PERIOD 1	**	✓

PERIOD 2	** % Task 4	**	✓
	** % Task 5			*	*
	** % Task 6			*	*

		Total Termination Fee due		3,068,450

4. Termination Notice in PERIOD 2

(Task 6) Payments due		Payments for Services	Payments due unless already paid	Termination Fee if firm order was placed by Corautus		Termination Fee if no firm order was placed by Corautus
PERIOD 1	**% PERIOD 1	**	✓

PERIOD 2	** % Task 4 + 5	**	✓

PERIOD 2	** % Task 6
	Assumption 50 % work done	**	✓
	Assumption 50 % work scheduled			*	*	*	*

PERIOD 3	** % of DP in Red Zone (a)			*	*

		Total Termination Fee due		2,731,650		1,927,550

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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(B) Termination Fee due under Section 27.3.2 of the AGREEMENT

Case 1: Task 6 and 6(a) not included

1. Example: Termination Notice in Dec 2005

		Payments for Services	Payments due unless already paid	Termination Fee	Period
PERIOD 1	**% PERIOD 1	**	✓
PERIOD 2	**% Task 4	**	✓
	**% for work done in Task 5	**	✓
	** % of scheduled work Task 5			**	Remaining work in 2006
Task 7 (Stability)	** % of payments for 2005 and Jan - Jun 2006	**	✓	**	Jan - Jun 2006

		Total Termination Fee due		595,100

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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2. Example: Termination Notice in Dec 2006

		Payments for Services	Payments due unless already paid	Termination Fee	Period

PERIOD 1	**% PERIOD 1	**	✓

PERIOD 2	**% PERIOD 2 (excl. Tasks 6 + 6(a)	**	✓
			■

Task 7 (Stability)	**% of payments for 2005, 2006 and Jan - Jun 2007	**	✓	221,785	Jan - Jun 2007

			Total Termination Fee due	221,785

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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(B) Termination Fee due under Section 27.3.2 of the AGREEMENT

Case 2: Task 6 and 6(a) included

1. Example: Termination Notice in Dec 2005

		Payments for Services	Payments due unless already paid	Termination Fee		Period
PERIOD 1	**% PERIOD 1	**	✓

PERIOD 2	**% Task 4	**	✓
	**% for work done in Task 5	**	✓
	**% of scheduled work Task 5			*	*	Remaining work in 2006
	**% Task 6			*	*	12 Months = 2006

Task 7 (Stability)	**% of payments for 2005 and Jan -Jun 2006	**	✓	*	*	Jan - Jun 2006

			Total Termination Fee due	3,981,935

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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2. Example: Termination Notice in Dec 2006

		Payments for Services	Payments due unless already paid	Termination Fee	Period
PERIOD 1	**% PERIOD 1	**	✓

PERIOD 2	** % PERIOD 2	**	✓
	** % Task 6		■	**	12 Months = 2007

Task 7 (Stability)	** % of payments for 2005, 2006 and Jan - Jun 2007	**	✓	**	Jan - Jun 2007

			Total Termination Fee due	3,498,620

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 24: Price formula for DRUG SUBSTANCE and DRUG PRODUCT manufactured in PERIOD THREE

(a) DRUG SUBSTANCE

Irrespective of the amount of DRUG PRODUCT ordered by Corautus, Corautus shall be obligated to pay the entire price of all batches of DRUG SUBSTANCE necessary to produce the requested quantity of DRUG PRODUCT. The price for one batch DRUG SUBSTANCE ** shall be ** Euro (price basis 2005). The entire batch price of ** Euro is due upon release of the biomass.

(b) DRUG PRODUCT

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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(b) DRUG PRODUCT

Price basis: 2005

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 25: Quality Agreement

Quality Agreement

between

Boehringer Ingelheim Austria GmbH	(hereinafter BI Austria)
Dr. Boehringer-Gasse 5-11,
A-1121 Vienna, Austria

and

Corautus Genetics, Inc.	(hereinafter Corautus)
75 Fifth Street, NW, Suite 313
30308 Atlanta, GA
U.S.A.

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Table of Contents:

1.	Scope

2.	Definitions

3.	Quality Contacts

4.	General Statement on Tasks and Responsibilities

5.	Specific Quality Related Responsibilities

6.	DRUG PRODUCT-specific Master Documents and Quality Records

7.	Quality Control Testing and Issuance of Certificates

8.	MANUFACTURER’S RELEASE and FINAL RELEASE

9.	Reserve Samples

10.	Stability Testing

11.	Storage and Shipment of DRUG PRODUCT

12.	Deviations, OOS

13.	Validations

14.	Change Control

15.	Regulatory Submissions

16.	Audits and Compliance

17.	Inspections by HEALTH AUTHORITIES

18.	Complaints, DRUG PRODUCT Recalls and Biological Deviations

19.	Annual Product Review

20.	Confidentiality

21.	Termination and Survival

22.	References to “Days”

23.	Dispute Resolution

24.	Amendments

25.	Effective Date / Signature Page

List of Exhibits

Page 114 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 26: Stability Studies

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 116 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 117 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 118 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 119 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 120 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 121 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 122 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 123 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 124 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 125 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 126 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 127 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 128 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 129 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 130 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 131 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 132 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 133 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

Page 134 of 139/ Confidential

**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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**

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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Exhibit 27: Sterility DRUG SUBSTANCE

The DRUG SUBSTANCE would be sterile filtered into suitable containers; the currently specified DRUG SUBSTANCE container is a polypropylene bottle; filling volume ** DRUG SUBSTANCE. A total of approx. ** would be filled from one DRUG SUBSTANCE batch.

**

The price for the respective work is **.

In accordance with the USP 10 % or 4 containers, whichever is greater, must be tested for sterility if there are not more than 100 containers.

**	Confidential provision omitted and filed separately with the Securities and Exchange Commission (“SEC”), based upon a request for confidential treatment filed with the SEC.

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